August 17, 1998 Prospectus for

                                 New York
                           Keyport Advisor Vista
                             Variable Annuity

                 Including Eligible Fund Prospectuses for

                    AIM VARIABLE INSURANCE FUNDS, INC.
               ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
                     LIBERTY VARIABLE INVESTMENT TRUST
                       MFS VARIABLE INSURANCE TRUST
                    STEINROE VARIABLE INVESTMENT TRUST




























                         Annuities are:
                           not insured by the FDIC;
                           not a deposit or other obligation of, or
                             guaranteed by, the depository institution;
                           subject to investment risks, including the
                             possible loss of principal amount invested.


Distributed by:
Keyport Financial Services Corp.
125 High Street, Boston, MA 02110-2712



Issued by:
Keyport Benefit Life Insurance Company
125 High Street, Boston, MA 02110-2712

K.B.A.VAP 7/98

Yes. I would like to receive the Keyport Benefit Advisor Vista Variable Annuity Statement of Additional Information.
Yes. I would like to receive the Statement of Additional Information for the Eligible Funds of:
AIM Variable Insurance Funds, Inc.
Alliance Variable Products Series  Fund, Inc.
Liberty Variable Investment Trust
MFS Variable Insurance Trust
SteinRoe Variable Investment Trust
Name
Address
City
State
Zip

                            BUSINESS REPLY MAIL

               FIRST CLASS MAIL  PERMIT NO. 6719  BOSTON, MA

                     POSTAGE WILL BE PAID BY ADDRESSEE

                    KEYPORT BENEFIT LIFE INSURANCE CO.
                              125 HIGH STREET
                           BOSTON, MA 02110-2712

                                NO POSTAGE
                                 NECESSARY
                                 IF MAILED
                                  IN THE
                               UNITED STATES



                      GROUP FLEXIBLE PURCHASE PAYMENT
                    DEFERRED VARIABLE ANNUITY CONTRACT
                                 ISSUED BY
                            Variable Account A
                                    OF
                  KEYPORT BENEFIT LIFE INSURANCE COMPANY

This Prospectus offers Group Variable Annuity Contracts (the "Contracts") and the related Certificates (the "Certificates") that are designed to fund benefits under certain group arrangements including those that qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). As required by certain states, the Certificates may be offered as individual contracts. Unless otherwise noted or the context so requires all references to the Certificates include the Contracts and the individual Contracts. The Certificates are offered on a flexible payment basis.

The variable annuity Contract (form number DVA(1)NY) and the Certificates described in this prospectus provide for accumulation of Certificate Values on a variable basis, and also on a fixed basis, and payments of periodic annuity payments on either a variable or fixed basis. The Certificates are designed for use by individuals for retirement planning purposes.

This prospectus generally describes only the variable features of the Certificate (for a summary of the fixed features, see Appendix A on Page
25). If the Certificate Owner elects to have Certificate Values accumulated on a variable basis, Purchase Payments will be allocated to a segregated investment account of Keyport Benefit Life Insurance Company ("Keyport Benefit"), designated Variable Account A ("Variable Account").

The Variable Account invests in shares of the following Eligible Funds at their net asset value: AIM Variable Insurance Funds, Inc. ("AIM Insurance Funds")--AIM V.I. Capital Appreciation Fund ("AIM Capital Appreciation"); AIM V.I. Growth Fund ("AIM Growth") and AIM V.I. International Equity Fund ("AIM International Equity"); Alliance Variable Products Series Fund, Inc. ("Alliance Series Fund")--Global Bond Portfolio ("Alliance Global Bond"); Alliance Growth and Income Portfolio ("Alliance Growth and Income"); Premier Growth Portfolio ("Alliance Premier Growth") and Real Estate Investment Portfolio ("Alliance Real Estate"); Liberty Variable Investment Trust ("Liberty Trust")--Colonial Growth and Income Fund, Variable Series ("Colonial Growth and Income"); Colonial High Yield Securities Fund, Variable Series ("Colonial High Yield Securities"); Colonial Small Cap Value Fund, Variable Series ("Colonial Small Cap Value"); Colonial Strategic Income Fund, Variable Series ("Colonial Strategic Income"); Colonial U.S. Stock Fund, Variable Series ("Colonial U.S. Stock"); Liberty All-Star Equity Fund, Variable Series ("Liberty All-Star Equity"); and Stein Roe Global Utilities Fund, Variable Series ("Stein Roe Global Utilities"); MFS Variable Insurance Trust ("MFS Trust")--MFS Bond Series ("MFS Bond"); MFS Emerging Growth Series ("MFS Emerging Growth") and MFS Research Series ("MFS Research"); and SteinRoe Variable Investment Trust ("SteinRoe Trust")--Stein Roe Balanced Fund, Variable Series ("Stein Roe Balanced"); Stein Roe Growth Stock Fund, Variable Series ("Stein Roe Growth Stock"); Stein Roe Money Market Fund, Variable Series ("Stein Roe Money Market"); and Stein Roe Special Venture Fund, Variable Series ("Stein Roe Special Venture").

The   Variable  Account  may  offer  other  forms  of  the  Contracts   and
Certificates with features, and fees and charges which vary from the Certificates, and provide for investment in other Sub-Accounts which may invest in different or additional mutual funds. Other Contracts and Certificates will be described in separate prospectuses and statements of additional information. The agent selling the Contracts and Certificates has information concerning the eligibility for and the availability of the other forms of the Contracts and Certificates.

A Statement of Additional Information dated the same as this prospectus has been filed with the Securities and Exchange Commission and is herein incorporated by reference. It is available, at no charge, by writing the Principal Underwriter, Keyport Financial Services Corp., at 125 High Street, Boston, MA 02110, by calling Keyport Benefit's Service Office at
(800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the Statement of Additional Information is on Page 24.

The Certificates may be sold by or through banks or other depository institutions. The Contract and Certificates: are not insured by the FDIC; are not a deposit or other obligation of, or guaranteed by, the depository institution; and are subject to investment risks, including the possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS  PROSPECTUS  SETS FORTH THE INFORMATION A PROSPECTIVE INVESTOR  SHOULD
KNOW  BEFORE  INVESTING.  THE  PROSPECTUS SHOULD  BE  RETAINED  FOR  FUTURE
REFERENCE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED BY KEYPORT BENEFIT TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THIS OFFERING, AND IF GIVEN OR MADE, SUCH UNAUTHORIZED INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON.

The date of this prospectus is August 17, 1998

                             TABLE OF CONTENTS
                                                                    Page
Glossary of Special Terms                                            3
Summary of Expenses                                                  4
Synopsis                                                             7
Performance Information                                              7
Keyport Benefit and the Variable Account                             8
Year 2000 Matters                                                    8
Purchase Payments and Applications                                   9
Investments of the Variable Account                                  9
  Allocations of Purchase Payments                                   9
  Eligible Funds                                                     10
  Transfer of Variable Account Value                                 12
  Substitution of Eligible Funds and Other Variable Account Changes  13
Deductions                                                           13
  Deductions for Mortality and Expense Risk Charge                   13
  Deductions for Daily Administrative Charge                         14
  Deductions for Transfers of Variable Account Value                 14
  Deductions for Premium Taxes                                       14
  Deductions for Income Taxes                                        14
  Total Variable Account Expenses                                    14
Other Services                                                       14
The Certificates                                                     16
  Variable Account Value                                             16
  Valuation Periods                                                  16
  Net Investment Factor                                              16
  Modification of the Certificate                                    16
  Right to Revoke                                                    16
Death Provisions for Non-Qualified Certificates                      17
Death Provisions for Qualified Certificates                          18
Certificate Ownership                                                18
Assignment                                                           18
Partial Withdrawals and Surrender                                    18
Annuity Provisions                                                   19
  Annuity Benefits                                                   19
  Income Date and Annuity Option                                     19
  Change in Income Date and Annuity Option                           19
  Annuity Options                                                    19
  Variable Annuity Payment Values                                    20
  Proof of Age, Sex, and Survival of Annuitant                       20
Suspension of Payments                                               21
Tax Status                                                           21
  Introduction                                                       21
  Taxation of Annuities in General                                   21
  Qualified Plans                                                    22
  Tax-Sheltered Annuities                                            23
  Individual Retirement Annuities                                    23
  Corporate Pension and Profit-Sharing Plans                         23
  Deferred Compensation Plans with Respect to
    Service for State and Local Governments                          23
Variable Account Voting Privileges                                   23
Sales of the Certificates                                            24
Legal Proceedings                                                    24
Inquiries by Certificate Owners                                      24
Table of Contents--Statement of Additional Information               24
Appendix A--The Fixed Account (also known as the Modified
  Guaranteed Annuity Account)                                        25
Appendix B--Telephone Instructions                                   28

                         GLOSSARY OF SPECIAL TERMS

Accumulation Unit: An accounting unit of measure used to calculate Variable Account Value.

Annuitant: The Annuitant is the natural person to whom any annuity payments will be made starting on the Income Date. The Annuitant may not be over age 90 on the Certificate Date (age 75 for Qualified Certificates and age 90 for Roth IRA Qualified Certificates).

Certificate Anniversary: The same month and day as the Certificate Date in each subsequent year of the Certificate.

Certificate Date: The effective date of the Certificate; it is shown on the Certificate Schedule.

Certificate Owner: The person (or persons in the case of joint ownership) who possesses all the ownership rights under the Certificate. The primary Certificate Owner may not be over age 90 on the Certificate Date (age 75 for Qualified Certificates, age 90 for Roth IRA Qualified Certificates and age 90 for a joint Owner).

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value.

Certificate Withdrawal Value: The Certificate Value increased or decreased by a limited Market Value Adjustment less any premium taxes.

Certificate Year: Any period of 12 months commencing with the Certificate Date and each Certificate Anniversary thereafter shall be a Certificate Year.

Covered Person: The person(s) identified on the Certificate Schedule whose death may result in an Adjustment of Certificate Value or a waiver of any Market Value Adjustment.

Designated Beneficiary: The person who may be entitled to receive benefits following the death of the Annuitant, Certificate Owner, or joint Certificate Owner. The Designated Beneficiary will be the first person among the following who is alive on the date of death: primary Certificate Owner; joint Certificate Owner; primary beneficiary; contingent beneficiary; and if none of the above is alive, the primary Certificate Owner's estate. If the primary Certificate Owner and joint Certificate Owner are both alive, they will be the Designated Beneficiary together.

Eligible Funds: The mutual funds that are eligible investments for the Variable Account under the Certificates.

Fixed Account: Part of Keyport Benefit's general account to which Purchase Payments may be allocated or Certificate Values may be transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Certificate prior to the Income Date.

Guarantee Period Anniversary: An anniversary of a Guarantee Period's  Start
Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Subsequent Guarantee Period Months begin on the same day in the ensuing months.

Guarantee Period Year: The first Guarantee Period Year is the annual period which begins on the Start Date. Subsequent Guarantee Period Years begin on each Guaranteed Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as it is not totally surrendered, the Certificate Value under a Certificate does not go to zero, and there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Office: Keyport Benefit's executive office, which is 125 High Street, Boston, Massachusetts 02110.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan established pursuant to the provisions of Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code. Keyport Benefit treats Section 457 plans as Qualified Plans.

Service Office: Keyport Benefit's Service Office which is 125 High Street, Boston, Massachusetts 02110.

Start Date: The date an amount is first allocated to a Guarantee Period.

Variable Account: A separate investment account of Keyport Benefit into which Purchase Payments under the Certificates may be allocated. The Variable Account is divided into Sub-Accounts ("Sub-Account") that correspond to the Eligible Funds in which they invest.

Variable  Account  Value:  The  value  of  all  Variable  Account   amounts
accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to Keyport Benefit, signed by the Certificate Owner and a disinterested witness, and filed at Keyport Benefit's Service Office.

                            SUMMARY OF EXPENSES

The expense summary format below, including the examples, was adopted by the Securities and Exchange Commission to assist the owner of a variable annuity certificate in understanding the transaction and operating expenses the owner will directly or indirectly bear under a certificate. The values reflect expenses of the Variable Account as well as the Eligible Funds under the Certificates. The expenses shown for the Eligible Funds and the examples should not be considered a representation of future expenses.


                  Certificate Owner Transaction Expenses

Sales Load Imposed on Purchases:                                  0%
Maximum Contingent Deferred Sales Charge
  (as a percentage of Purchase Payments):                         0%
Maximum Total Certificate Owner Transaction Expenses1
  (as a percentage of Purchase Payments):                         0%

Annual Certificate Maintenance Charge                            $0

                     Variable Account Annual Expenses
                  (as a percentage of average net assets)

Mortality and Expense Risk Charge:                               1.25%
Administrative Charge:                                            .15%
Total Variable Account Annual Expenses:                          1.40%

         AIM Insurance Funds, Alliance Series Fund, Liberty Trust,
               MFS Trust, and SteinRoe Trust Annual Expenses2
                  (as a percentage of average net assets)

                            Management       Other           Total Fund
                              Fees          Expenses          Operating
                           (After Any     (After Any        Expenses (After
                          Waiver and/or   Waiver and/or   Any Waiver and/or
Fund                              Reimbursement)3           Reimbursement)3
Reimbursement)3

AIM Capital Appreciation        .63%           .05%            .68%
AIM Growth                      .65%           .08%            .73%
AIM International Equity        .75%           .18%            .93%
Alliance Global Bond            .56%(.65%)     .38%            .94%(1.03%)
Alliance Growth and Income      .63%           .09%            .72%

Alliance Premier Growth3       1.00%           .08%           1.08%

Alliance Real Estate            .00%(.90%)     .95%(1.41%)     .95%(2.31%)
Colonial Growth and Income      .65%           .14%            .79%
Colonial High Yield Securities  .60%           .20%(.55%)      .80%(1.15%)
Colonial Small Cap Value        .80%           .20%(.55%)     1.00%(1.35%)
Colonial Strategic Income       .65%           .15%(.17%)      .80%(.82%)
Colonial U.S. Stock             .80%           .14%            .94%
Liberty All-Star Equity         .80%           .20%(.65%)     1.00%(1.45%)
Stein Roe Global Utilities      .65%           .18%            .83%
MFS Bond                        .60%           .40%(2.98%)    1.00%(3.58%)
MFS Emerging Growth             .75%           .12%            .87%
MFS Research                    .75%           .13%            .88%
Stein Roe Balanced              .45%           .21%            .66%
Stein Roe Growth Stock          .50%           .21%            .71%
Stein Roe Money Market          .35%           .25%            .60%
Stein Roe Special Venture       .50%           .23%            .73%

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. KEYPORT BENEFIT HAS NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

Example -- Whether the Certificate stays in force through the periods shown or is surrendered or annuitized4 at the end of the periods shown, a $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.

Sub-Account                     1 Year     3 Years     5 Years     10 Years

AIM Capital Appreciation          21         69          124         302
AIM Growth                        22         71          127         308
AIM International Equity          24         76          137         331
Alliance Global Bond              23         76          136         329
Alliance Growth and Income        21         69          124         301
Alliance Premier Growth           25         80          144         346
Alliance Real Estate              24         76          137         330
Colonial Growth and Income        22         71          128         310
Colonial High Yield Securities    22         71          128         311
Colonial Small Cap Value          24         78          139         336
Colonial Strategic Income         22         71          128         311
Colonial U.S. Stock               23         76          136         329
Liberty All-Star Equity           24         78          139         336
Stein Roe Global Utilities        22         72          130         315
MFS Bond                          24         78          139         336
MFS Emerging Growth               23         73          132         320
MFS Research                      23         74          133         321
Stein Roe Balanced                21         67          120         293
Stein Roe Growth Stock            21         68          123         299
Stein Roe Money Market            20         65          117         285
Stein Roe Special Venture         21         69          124         302

1Keyport Benefit reserves the right to impose a transfer fee after prior notice to Certificate Owners, but currently does not impose any charge. Premium taxes are not shown. Keyport Benefit deducts the amount of premium taxes, if any, when paid unless Keyport Benefit elects to defer such deduction.

2All Trust and Fund expenses are for 1997 except: expenses for Alliance Premier Growth have been restated to reflect current charges; other expenses for Alliance Real Estate are estimated, as Alliance Real Estate commenced operations in January, 1997; and expenses for Colonial High Yield Securities and Colonial Small Cap Value are estimated, as Colonial High Yield Securities and Colonial Small Cap Value commenced operations in May, 1998. The AIM Insurance Funds, Alliance Series Fund (except Alliance Premier Growth), Liberty Trust, MFS Trust (except MFS Emerging Growth and MFS Research), and SteinRoe Trust expenses reflect the Fund's or Trust's manager's agreement to reimburse expenses above certain limits (see footnote 3).

3The manager of AIM Insurance Funds may from time to time waive all or a portion of its advisory fees and/or assume certain expenses of the Eligible Funds. Fee waivers or reductions, other than those contained in the AIM Insurance Funds' advisory agreement, may be modified or terminated at any time. The AIM Insurance Funds' manager did not waive advisory fees or assume expenses as of the date of this Prospectus.

The manager of Alliance Series Fund has agreed to continue voluntary expense reimbursements for Alliance Global Bond and Alliance Real Estate for the foreseeable future. Each percentage shown in the parentheses is what the expenses would be in the absence of expense reimbursement: for Alliance Global Bond--.65% for management fees and 1.03% for total expenses; and for Alliance Real Estate--.90% for management fees, 1.41% for other expenses, and 2.31% for total expenses. For Alliance Premier Growth, the fees have been restated to reflect the discontinuation of expense reimbursements effective 5/1/98 (see footnote 2). The expenses for 1997 were .95% and, in the absence of expense reimbursement, total expenses would have been 1.10%.

The manager of Liberty Trust has agreed until 4/30/99 to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with accepted accounting procedures, and extraordinary expenses, in excess of the following percentage of average net asset value per annum: 1.00% for
Colonial Growth & Income, Liberty All-Star Equity, Colonial Small Cap Value, Stein Roe Global Utilities, and Colonial U.S. Stock; and .80% for Colonial High Yield Securities and Colonial Strategic Income. Each percentage shown in the parentheses is what the expenses would be in the absence of expense reimbursement: for Colonial High Yield Securities--.55% for other expenses and 1.15% for total expenses; for Colonial Small Cap Value--55% for other expenses and 1.35% for total expenses; for Colonial Strategic Income--.17% for other expenses and .82% for total expenses; and for Liberty All-Star Equity--.65% for other expenses and 1.45% for total expenses.

The manager of MFS Trust has agreed, subject to reimbursement, to bear expenses, except for management fees, taxes, extraordinary expenses, and brokerage and transaction costs, such that other expenses do not exceed
 .40% of the average daily net assets of MFS Bond. The MFS Trust manager's agreement to bear expenses is subject to termination or revision. Each percentage shown in the parentheses is what the expenses would be in the absence of this arrangement: for MFS Bond--2.98% for other expenses and 3.58% for total expenses.

The manager of SteinRoe Trust has agreed until 4/30/99 to reimburse all expenses, including management fees, in excess of the following percentage of the average net assets of each Eligible Fund, so long as such reimbursement would not result in the Eligible Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: for Stein Roe Balanced--.75%; for Stein Roe Growth Stock and Stein Roe Special Venture--.80%; and for Stein Roe Money Market--.65%. The SteinRoe Trust's manager was not required to reimburse expenses as of the date of this Prospectus.

4The annuity is designed for retirement planning purposes. Surrenders prior to the Income Date are not consistent with the long-term purposes of the Certificate and the applicable tax laws.

The example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Management" in the prospectus for AIM
Insurance Funds, "Management of the Fund" in the prospectus for the Alliance Series Fund, "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Liberty Trust, "Management of the Series" and "Expenses" in the prospectus for MFS Trust, and "How the Funds are Managed" in the prospectus for SteinRoe Trust.

                                 SYNOPSIS

The following Synopsis should be read in conjunction with the detailed information in this prospectus and the Statement of Additional Information. Please refer to the Glossary of Special Terms for the meaning of certain defined terms. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements which are attached to this prospectus, or in endorsements to the Certificates, as appropriate.

The Certificate allows Certificate Owners to allocate Purchase Payments to the Variable Account and also to the Fixed Account. The Variable Account is a separate investment account maintained by Keyport Benefit. The Fixed Account is part of Keyport Benefit's "general account", which consists of all Keyport Benefit's assets except the Variable Account and the assets of other separate investment accounts maintained by Keyport Benefit. Certificate Owners may allocate payments to, and receive annuity payments from the Variable Account and/or the Fixed Account. If the Certificate Owner allocates payments to the Variable Account, the accumulation values and annuity payments will fluctuate according to the investment experience of the Sub-Accounts chosen. If the Certificate Owner allocates payments to the Fixed Account, the accumulation values will increase at guaranteed interest  rates  and  annuity payments will be of  a  fixed  amount.  Fixed
Account Values are subject to a limited market value adjustment. (See Appendix A on Page 25 for more information on the Fixed Account.) If the Certificate Owner allocates payments to both Accounts, then the accumulation values and annuity payments will be variable in part and fixed in part.

The Certificate permits Purchase Payments to be made on a flexible Purchase Payment basis. The minimum initial payment is $25,000. The minimum amount for each subsequent payment is $1,000 or such lesser amount as Keyport Benefit may permit from time to time (currently $250). (See "Purchase Payments and Applications" on Page 9.)

There are no deductions made from Purchase Payments for sales charges at the time of purchase.

Keyport Benefit deducts a Mortality and Expense Risk Charge, which is equal on an annual basis to 1.25% of the average daily net asset values in the Variable Account attributable to the Certificates. (See "Deductions for Mortality and Expense Risk Charge" on Page 13.) Keyport Benefit also deducts a Daily Administrative Charge which is equal on an annual basis to
 .15% of the same values. (See "Deductions for Daily Administrative Charge" on Page 14.)

Keyport Benefit reserves the right to deduct a charge of $25 for each transfer in excess of 12 per Certificate Year but currently does not do so.

Premium taxes will be charged against the Certificate Value. Currently such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes" on Page 14.)

There are no federal income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a lump sum payment, annuity payments, or the making of a gift or assignment of the Certificate. A federal penalty tax (currently 10%) may also apply. (See "Tax Status" on Page 21.)

The Certificate allows the Certificate Owner to revoke the Certificate generally within 10 days of delivery (see "Right to Revoke" on Page 16). Since Keyport Benefit will refund the Certificate Value, the Certificate Owner will bear the investment risk during the revocation period.

The Certificates described in this prospectus have not previously been made available for sale. Therefore, no condensed financial information is provided. The full financial statements for Keyport Benefit are in the Statement of Additional Information.

                          PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-Accounts.

Certain of the Eligible Funds have been available for Keyport Benefit and/or non-Keyport Benefit variable annuity contracts for periods prior to the commencement of the offering of the Certificates described in this prospectus. Any performance information for such periods will be based on the historical results of the Eligible Funds being applied to the Certificate for the specified time periods.

Performance information is not intended to indicate either past performance under an actual Certificate or future performance.

The Sub-Accounts may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the specific Sub-Account over a given period of time.

Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account and a Certificate. Average total return does not take into account any premium taxes and would be lower if these taxes were included.

In order to calculate average annual total return, Keyport Benefit divides the change in value of a Sub-Account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-Account made by the Certificate Owner at the beginning of the period illustrated. The resulting total rate for the period is then annualized to obtain the average annual percentage change during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

The Sub-Accounts may present additional total return information computed on a different basis.

The Sub-Accounts may present total return information calculated by dividing the change in a Sub-Account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-Account at the beginning of the period. This computation results in a 12-month change rate or, for longer periods, a total rate for the period which Keyport Benefit annualizes in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The change percentages do not take into account premium tax charges. The percentages would be lower if these charges were included.

The Stein Roe Money Market Sub-Account is a money market Sub-Account that also may advertise yield and effective yield information. The yield of the Sub-Account refers to the income generated by an investment in the Sub-Account over a specifically identified 7-day period. This income is annualized by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period and is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-Account and a Certificate but does not take into account premium tax charges. The yield would be lower if these charges were included.

The effective yield of the Stein Roe Money Market Sub-Account is calculated in a similar manner but, when annualizing such yield, income earned by the Sub-Account is assumed to be reinvested. This compounding effect causes effective yield to be higher than yield.

                 KEYPORT BENEFIT AND THE VARIABLE ACCOUNT

Keyport Benefit Life Insurance Company was organized under the laws of the State of New York in 1987 as a stock life insurance company, and is a wholly-owned subsidiary of Keyport Life Insurance Company. The executive offices of Keyport Benefit are at 125 High Street, Boston, Massachusetts 02110. The home office is located at 100 Manhattanville Road, Purchase, New York 10577. Keyport Benefit is admitted to conduct life insurance business in New York and Rhode Island.

The Variable Account was established by Keyport Benefit pursuant to the provisions of New York Law on February 6, 1998. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or Keyport Benefit by the Securities and Exchange Commission.

Keyport Benefit is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that Keyport Benefit has chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

Keyport Benefit is one of the Liberty Financial Companies. Keyport Benefit is ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance and financial services institution.

Obligations under the Certificates are the obligations of Keyport Benefit. Although the assets of the Variable Account are the property of Keyport Benefit, these assets are held separately from the other assets of Keyport Benefit and are not chargeable with liabilities arising out of any other business Keyport Benefit may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business Keyport Benefit may conduct. Thus, Keyport Benefit does not guarantee the investment performance of the Variable Account. The Variable Account Value and the amount of variable annuity payments will vary with the investment performance of the investments in the Variable Account.

                             YEAR 2000 MATTERS

Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. This potential problem has become known as the "Year 2000 issue". The Year 2000 issue affects virtually all companies and organizations.

Computer applications which are affected by the Year 2000 issue could impact Keyport Benefit's business functions in various ways, ranging from a complete inability to perform critical business functions to a loss of productivity in varying degrees. Likewise, the failure of some computer applications could have no impact on critical business functions.

Keyport Benefit is assessing and addressing the Year 2000 issue by implementing a four-step plan. The first two steps involve inventorying all the computer applications which support Keyport Benefit's business functions and prioritizing computer applications which are affected by the Year 2000 issue based upon the degree of impact each has on the functioning of Keyport Benefit's business units. The first two steps of the plan are substantially complete.

The final two steps of the four-step plan involve remediation of affected computer applications (i.e., repairing or replacing programs, including those which interface with third-party computer applications that have unremediated Year 2000 issues, and appropriate testing) and reinstallation of computer applications. For computer applications which are "mission critical" (i.e., their failure would result in the complete inability to perform critical business functions), Keyport Benefit expects to complete the final two steps of the plan by December 31, 1998. Remediation and reinstallation of non-critical computer applications is scheduled to be completed by December 31, 1999.

Keyport Benefit believes that the Year 2000 issue could have a material impact on Keyport Benefit's operations if the four-step plan is not timely implemented. However, based upon the progress that is being made, Keyport Benefit believes that the timetable for implementing the plan will be met and that the Year 2000 issue will not pose significant operational problems for its computer systems.

Keyport Benefit does not expect that the cost of addressing the Year 2000 issue will be material to its financial condition or its results of operations.

                    PURCHASE PAYMENTS AND APPLICATIONS

The initial Purchase Payment is due on the Certificate Date. The minimum initial Purchase Payment is $25,000. Additional Purchase Payments can be made at the Certificate Owner's option. Each subsequent Purchase Payment must be at least $1,000 or such lesser amount as Keyport Benefit may permit from time to time (currently $250). Keyport Benefit may reject any Purchase Payment.

If the application for a Certificate is in good order and it calls for amounts to be allocated to the Variable Account, Keyport Benefit will apply the initial Purchase Payment to the Variable Account and credit the Certificate with Accumulation Units within two business days of receipt. If the application for a Certificate is not in good order, Keyport Benefit will attempt to get it in good order within five business days. If it is not complete at the end of this period, Keyport Benefit will inform the applicant of the reason for the delay and that the Purchase Payment will be returned immediately unless the applicant specifically consents to Keyport Benefit's keeping the Purchase Payment until the application is complete. Once the application is complete, the Purchase Payment will be applied within two business days of its completion. Keyport Benefit has reserved the right to reject any application.

Keyport Benefit confirms, in writing, to the Certificate Owner the allocation of all Purchase Payments and the re-allocation of values after any requested transfer. Keyport Benefit must be notified immediately by the Certificate Owner of any processing error.

Keyport Benefit will permit others to act on behalf of an applicant in certain instances, including the following two examples. First, Keyport Benefit will accept an application for a Certificate that contains a signature signed under a power of attorney if a copy of that power of attorney is submitted with the application. Second, Keyport Benefit will issue a Certificate that is replacing an existing life insurance or annuity policy that was issued by Keyport Benefit or an affiliated company without having previously received a signed application from the applicant. Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries will inform Keyport Benefit of an applicant's answers to the questions in the application by telephone or by order ticket and cause the initial Purchase Payment to be paid to Keyport Benefit. If the information is in good order, Keyport Benefit will issue the Certificate with a copy of an application completed with that information. The Certificate will be delivered to the Certificate Owner with a letter from Keyport Benefit that will give the Certificate Owner an opportunity to respond to Keyport Benefit if any of the application information is incorrect. Alternatively, Keyport Benefit's letter may request the Certificate Owner to confirm the correctness of the information by signing either a copy of the application or a Certificate delivery receipt that ratifies the application in all respects (in either case, a copy of the signed document would be returned to Keyport Benefit for its permanent records). All purchases are confirmed, in writing, to the applicant by Keyport Benefit. Keyport Benefit's liability under a Certificate extends only to amounts so confirmed.

                    INVESTMENTS OF THE VARIABLE ACCOUNT

                     Allocations of Purchase Payments

Purchase Payments applied to the Variable Account will be invested in one or more of the Eligible Fund Sub-Accounts designated as permissible investments in accordance with the selection made by the Certificate Owner in the application. Any selection must specify the percentage of the Purchase Payment that is allocated to each Sub-Account or must specify the asset allocation model selected. (See "Other Services, The Programs".) The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. A Certificate Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Certificate Owner has by Written Request authorized Keyport Benefit to accept telephone allocation instructions from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport Benefit to accept telephone changes, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport Benefit from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

The Variable Account is segmented into Sub-Accounts. Each Sub-Account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. Eligible Funds and Sub-accounts may be added or withdrawn as permitted by applicable law. The Sub-Accounts in the Variable Account and the corresponding Eligible Funds currently are as follows:

Eligible Funds of AIM Insurance Funds          Sub-Accounts
AIM Capital Appreciation                       AIM Capital Appreciation
                                                 Sub-Account
AIM Growth                                     AIM Growth Sub-Account
AIM International Equity                       AIM International Equity
                                                 Sub-Account
Eligible Funds of Alliance Series Fund         Sub-Accounts
Alliance Global Bond                           Alliance Global Bond Sub-
                                                 Account
Alliance Growth and Income                     Alliance Growth and Income
                                                 Sub-Account
Alliance Premier Growth                        Alliance Premier Growth Sub-
                                                 Account
Alliance Real Estate                           Alliance Real Estate Sub-
                                                 Account
Eligible Funds of Liberty Trust                Sub-Accounts
Colonial Growth and Income                     Colonial Growth and Income
                                                 Sub-Account
Colonial High Yield Securities                 Colonial High Yield
                                                 Securities Sub-Account
Colonial Small Cap Value                       Colonial Small Cap Value
                                                 Sub-Account
Colonial Strategic Income                      Colonial Strategic Income
                                                 Sub-Account
Colonial U.S. Stock                            Colonial U.S. Stock Sub-
                                                 Account
Liberty All-Star Equity                        Liberty All-Star Equity Sub-
                                                 Account
Stein Roe Global Utilities                     Stein Roe Global Utilities
                                                 Sub-Account
Eligible Funds of MFS Trust                    Sub-Accounts
MFS Bond                                       MFS Bond Sub-Account
MFS Emerging Growth                            MFS Emerging Growth Sub-
                                                 Account
MFS Research                                   MFS Research Sub-Account
Eligible Funds of SteinRoe Trust               Sub-Accounts
Stein Roe Balanced                             Stein Roe Balanced Sub-
                                                 Account
Stein Roe Growth Stock                         Stein Roe Growth Stock Sub-
                                                 Account
Stein Roe Money Market                         Stein Roe Money Market Sub-
                                                 Account
Stein Roe Special Venture                      Stein Roe Special Venture
                                                 Sub-Account

                              Eligible Funds

The Eligible Funds which are the permissible investments of the Variable Account are the separate funds listed above of AIM Insurance Funds, Alliance Series Fund, Liberty Trust, MFS Trust and SteinRoe Trust, and any other mutual funds with which Keyport Benefit and the Variable Account may enter into a participation agreement for the purpose of making such mutual funds available as Eligible Funds under certain Certificates.

AIM Advisors Inc. ("AIM") serves as the investment adviser to each of the Eligible Funds of the AIM Insurance Funds. AIM was organized in 1976, and, together with its subsidiaries, manages or advises 46 investment portfolios (including the Funds).

Alliance Capital Management L.P. is the investment adviser for each of the Eligible Funds of Alliance Series Fund. AIGAM International Limited serves as sub-adviser for Alliance Global.

Liberty Advisory Services Corp. ("LASC"), an affiliate of Keyport Benefit, is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate of Keyport Benefit, serves as sub-adviser for the Eligible Funds (except for Stein Roe Global Utilities and Liberty All-Star Equity). Colonial has provided investment advisory services since 1931. Liberty Asset Management Company, an affiliate of Keyport Benefit, serves as sub-adviser for Liberty All-Star Equity and the current portfolio managers are J.P. Morgan Investment Management Inc., Oppenheimer Capital, Wilke/Thompson Capital Management Inc., Westwood Management Corp. and Boston Partners Asset Management, L.P.

Massachusetts Financial Services Company ("MFS") is the investment adviser for the Eligible Funds of MFS Trust. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.

Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser for each Eligible Fund of SteinRoe Trust and sub-adviser for Stein Roe Global Utilities. In 1986, Stein Roe was organized and succeeded to the business of Stein Roe & Farnham, a partnership. Stein Roe is an affiliate of Keyport Benefit. Stein Roe and its predecessor have provided investment advisory and administrative services since 1932.

The investment objectives of the Eligible Funds are briefly described below. More detailed information, including investor considerations related to the risks of investing in a particular Eligible Fund, may be found in the current prospectus for that Fund. An investor should read that prospectus carefully before selecting a fund for investing. The prospectus is available, at no charge, from a salesperson or by writing Keyport Benefit's Service Office at the address shown on Page 1 or by calling (800) 437-4466.

Eligible Funds of AIM Insurance
Funds and Variable Account
Sub-Accounts                            Investment Objective

AIM Capital Appreciation                Capital appreciation through
(AIM Capital Appreciation               investments in common stocks,
 Sub-Account)                           with emphasis on medium-sized
                                        and smaller emerging growth
                                        companies.

AIM Growth                              Growth of capital through
(AIM Growth Sub-Account)                investments primarily in
                                        common stocks of leading U.S.
                                        companies considered by AIM
                                        to have strong earnings
                                        momentum.

AIM International Equity                Long-term growth of capital
(AIM International Equity               by investing in international
 Sub-Account)                           equity securities, the issuers
                                        of which are considered by AIM
                                        to have strong earnings
                                        momentum.

Eligible Funds of Alliance Series
Fund and Variable Account
Sub-Accounts                            Investment Objective

Alliance Global Bond                    A high level of return from a
(Alliance Global Bond                   combination of current income and
 Sub-Account)                           capital appreciation by investing
                                        in a globally diversified portfolio
                                        of high quality debt securities
                                        denominated in the U.S. Dollar and
                                        a range of foreign currencies.

Alliance Growth and Income              Balance the objectives of
(Alliance Growth and Income             reasonable current income and
 Sub-Account)                           reasonable opportunities for
                                        appreciation through investments
                                        primarily in dividend-paying
                                        common stocks of good quality.

Alliance Premier Growth                 Growth of capital rather than
(Alliance Premier Growth                current income.
 Sub-Account)

Alliance Real Estate                    Total return on its assets through
(Alliance Real Estate Sub-              long-term growth of capital and
 Account)                               income principally through
                                        investing in a portfolio of equity
                                        securities of issuers that are
                                        primarily engaged in or related to
                                        the real estate industry.

Eligible Funds of Liberty Trust
and Variable Account
Sub-Accounts                            Investment Objective

Colonial Growth and Income              Primarily income and long-term
(Colonial Growth and Income             capital growth and, secondarily,
Sub- Account)                           preservation of capital.

Colonial High Yield Securities          High current income and total
(Colonial High Yield Securities         return by investing primarily
 Sub-Account)                           in lower rated corporate debt
                                        securities.

Colonial Small Cap Value                Long-term growth by investing
(Colonial Small Cap Value               in smaller capitalization
 Sub-Account)                           equity securities.

Colonial Strategic Income               A high level of current income, as
(Colonial Strategic Income              is consistent with prudent risk and
Sub-Account)                            maximizing total return, by
                                        diversifying investments primarily
                                        in U.S. and foreign government and
                                        high yield, high risk corporate
                                        debt securities.

Colonial U.S. Stock                     Long-term capital growth by
(Colonial U.S. Stock Sub-Account)       investing primarily in large
                                        capitalization equity securities.

Liberty All-Star Equity                 Total investment return, comprised
(Liberty All-Star Equity Sub-Account)   of long-term capital appreciation
                                        and current income, through
                                        investment primarily in a
                                        diversified portfolio of equity
                                        securities.

Stein Roe Global Utilities              Current income and long-term growth
(Stein Roe Global Utilities             of capital and income.
Sub-Account)

Eligible Funds of MFS Trust
and Variable Account
Sub-Accounts                            Investment Objective

MFS Bond                                High level of current income
(MFS Bond Sub-Account)                  as is believed consistent
                                        with prudent investment risk
                                        and secondarily to protect
                                        shareholders' capital.

MFS Emerging Growth                     Long-term growth of capital.
(MFS Emerging Growth Sub-Account)

MFS Research                            Long-term growth of capital and
(MFS Research Sub-Account)              future income.

Eligible Funds of SteinRoe Trust
and Variable Account
Sub-Accounts                            Investment Objective

Stein Roe Balanced                      High total investment return
(Stein Roe Balanced                     through investment in a changing
Sub-Account)                            mix of securities.

Stein Roe Growth Stock                  Long-term growth of capital through
(Stein Roe Growth Stock                 investment primarily in common
Sub-Account)                            stocks.

Stein Roe Money Market                  High current income from short-term
(Stein Roe Money Market                 money market instruments while
Sub-Account)                            emphasizing preservation of capital
                                        and maintaining excellent
                                        liquidity.

Stein Roe Special Venture               Capital growth by investing
(Stein Roe Special Venture              primarily in common stocks,
Sub-Account)                            convertible securities, and other
                                        securities selected for prospective
                                        capital growth.

There is no assurance that the Eligible Funds will achieve their stated objectives.

All the Eligible Funds are funding vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of Keyport Benefit and of insurance companies affiliated and unaffiliated with Keyport Benefit. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Fund prospectuses under the following captions:
AIM Insurance Funds--"Purchase and Redemption of Shares"; Alliance Series Fund--"Introduction to the Fund"; Liberty Trust--"The Trust"; MFS Trust-- "Investment Concept of the Trust"; and SteinRoe Trust--"The Trust".

                    Transfer of Variable Account Value

Certificate Owners may transfer Variable Account Value from one Sub-Account to another Sub-Account and/or to the Fixed Account.

The Certificate allows Keyport Benefit to charge a transfer fee of $25 and to limit the number of transfers that can be made in a specified time period. Certificate Owners should be aware that transfer limitations may prevent a Certificate Owner from making a transfer on the date he or she wants to, with the result that the Certificate Owner's future Certificate Value may be lower than it would have been had the transfer been made on the desired date.

Currently, Keyport Benefit has no limit on the number or frequency of transfers, and it is not charging a transfer fee of $25 for each transfer in excess of 12 per Certificate Year. For transfers under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Keyport Benefit's determination, based on the recommendation of a common investment adviser or broker/dealer, there is a transfer limitation of one transfer every 30 days or such other period as Keyport Benefit may permit.

Keyport Benefit is also limiting each transfer to a maximum of $500,000 or such greater amount as Keyport Benefit may permit. All transfers requested for a Certificate on the same day will be treated as a single transfer and the total combined transfer amount will be subject to the $500,000 limitation. If the $500,000 limitation is exceeded, no amount of the transfer will be executed by Keyport Benefit.

In applying the $500,000 limitation, Keyport Benefit may treat as one transfer all transfers requested by a Certificate Owner for multiple Certificates he or she owns. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Keyport Benefit.

In applying the $500,000 limitation to transfers requested by a common attorney-in-fact or investment adviser, Keyport Benefit will treat as one transfer all transfers requested under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Keyport Benefit's determination, based on the recommendation of a common investment adviser or broker/dealer. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Keyport Benefit. If a transfer is executed under one Certificate and, within the next 30 days, a transfer request for another Certificate is determined by Keyport Benefit to be related to the executed transfer under this paragraph's rules, the transfer request will not be executed by Keyport Benefit. In order for it to be executed, it would need to be requested again after the 30 day period has expired and it, along with any other transfer requests that are collectively treated as a single transfer, would need to total less than $500,000.

Keyport Benefit's interest in applying these limitations is to protect the interests of both Certificate Owners who are not engaging in significant transfer activity and Certificate Owners who are engaging in such activity. Keyport Benefit has determined that the actions of Certificate Owners engaging in significant transfer activity among Sub-Accounts may cause an adverse affect on the performance of the Eligible Fund for the Sub-Account involved. The movement of Sub-Account values from one Sub-Account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Fund transaction costs which must be indirectly borne by Certificate Owners.

Certificate Owners will be notified, in advance, of the imposition of any transfer fee or of a change in the limitation on the number of transfers. The fee will not exceed $25.

Transfers must be made by Written Request unless the Certificate Owner has by Written Request authorized Keyport Benefit to accept telephone transfer requests from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport Benefit to accept telephone transfer instructions, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport Benefit from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Keyport Benefit before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be initiated at the close of business that day. Any requests received later will be initiated at the close of the next business day. Each request from a Certificate Owner to transfer value will be executed by both redeeming and acquiring Accumulation Units on the day Keyport Benefit initiates the transfer.

If  100%  of  any  Sub-Account's value is transferred  and  the  allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will automatically change unless the Certificate Owner instructs otherwise. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless the Certificate Owner instructs otherwise.

     Substitution of Eligible Funds and Other Variable Account Changes

If the shares of any of the Eligible Funds should no longer be available for investment by the Variable Account or if in the judgment of Keyport Benefit's management further investment in such fund shares should become inappropriate in view of the purpose of the Certificate, Keyport Benefit may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased under the Certificate. No substitution of Fund shares in any Sub-Account may take place without prior approval of the Securities and Exchange Commission and notice to Certificate Owners, to the extent required by the Investment Company Act of 1940.

Keyport Benefit has also reserved the right, subject to compliance with the law as currently applicable or subsequently changed: (a) to operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law; (b) to take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940 or to comply with any other applicable law;
(c) to transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate investment accounts, or to Keyport Benefit's general account; or to add, combine or remove Sub-Accounts in the Variable Account; and (d) to change the way Keyport Benefit assesses charges, so long as the aggregate amount is not increased beyond that currently charged to the
Variable   Account   and  the  Eligible  Funds  in  connection   with   the
Certificates.

                                DEDUCTIONS

             Deductions for Mortality and Expense Risk Charge

Although variable annuity payments made to Annuitants will vary in accordance with the investment performance of the investments of the Variable Account, they will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. Keyport Benefit guarantees the Death Benefits described below (see "Death Benefits"). Keyport Benefit assumes an expense risk that the asset-based Administrative Charge will be insufficient to cover the anticipated portion of Keyport Benefit's administrative expenses.

To compensate it for assuming mortality and expense risks, for each Valuation Period Keyport Benefit deducts from each Sub-Account a Mortality and Expense Risk Charge equal on an annual basis to 1.25% of the average daily net asset value of the Sub-Account. The charge is deducted during both the accumulation and annuity periods (i.e., both before and after the Income Date). Less than the full charge will be deducted from Sub-Account values attributable to Certificates issued to employees of Keyport Benefit and other persons specified in "Sales of the Certificates".

                Deductions for Daily Administrative Charge

Keyport Benefit also deducts from each Sub-Account each Valuation Period an Administrative Charge equal on an annual basis to 0.15% of the average daily net asset value of the Sub-Account. This charge compensates Keyport Benefit for a portion of the administrative expenses relating to the Contract and the Certificate.

            Deductions for Transfers of Variable Account Value

The Certificate allows Keyport Benefit to charge a transfer fee. Currently no fee is being charged. Certificate Owners will be notified, in advance, of the imposition of any fee. The fee will not exceed $25.

                       Deductions for Premium Taxes

Keyport Benefit deducts the amount of any premium taxes levied by any state or governmental entity when paid unless Keyport Benefit elects to defer such deduction. Such premium taxes depend, among other things, on the type of Certificate (Qualified or Non-Qualified), on the state of residence of the Certificate Owner, the state of residence of the Annuitant, the status of Keyport Benefit within such states, and the insurance tax laws of such states. For New York Certificates, the current premium tax rate is 0%.

                        Deductions for Income Taxes

Keyport Benefit will deduct from any amount payable under the Certificate any income taxes that a governmental authority requires Keyport Benefit to withhold with respect to that amount. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

                      Total Variable Account Expenses

Total Variable Account expenses in relation to the Certificate will be the Mortality and Expense Risk Charge and the Daily Administrative Charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and therefore the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectuses.

                              OTHER SERVICES

The Programs. Keyport Benefit offers several investment related programs which are available only prior to the Income Date: Asset Allocation; Dollar Cost Averaging; Systematic Investment; and Systematic Withdrawal Programs. A Rebalancing Program is available prior to and after the Income Date. Under each Program that utilizes transfers, the related transfers between and among Sub-Accounts and the Fixed Account are not counted as one of the twelve free transfers. Each of the Programs has its own requirements, as discussed below. Keyport Benefit reserves the right to terminate any Program.

If the Certificate Owner has submitted the required telephone authorization form, certain changes may be made by telephone. For those Programs involving transfers, Owners may change instructions by telephone with regard to which Sub-Accounts or the Fixed Account Certificate Value may be transferred. The current conditions and procedures are described in Appendix B.

Dollar Cost Averaging Program. Keyport Benefit offers a Dollar Cost Averaging Program that Certificate Owners may participate in by Written Request. The program periodically transfers Accumulation Units from the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period of the Fixed Account to other Sub-Accounts selected by the Certificate Owner. The program allows a Certificate Owner to invest in Variable Sub-Accounts over time rather than having to invest in those Sub-Accounts all at once. The program is available for initial and subsequent Purchase Payments and for Certificate Value transferred into the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period. Under the program, Keyport Benefit makes automatic transfers on a periodic basis out of the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period into one or more of the other available Sub-Accounts (Keyport Benefit reserves the right to limit the number of Sub-Accounts the Certificate Owner may choose but there are currently no limits).

The Certificate Owner by Written Request must specify the Stein Roe Money Market Sub-Account or the One Year Guarantee Period from which the transfers are to be made, the monthly amount to be transferred (minimum $100) and the Sub-Account(s) to which the transfers are to be made. The first transfer will occur at the close of the Valuation Period that includes the 30th day after the receipt of the Certificate Owner's Written Request. Each succeeding transfer will occur one month later (e.g., if the 30th day after the receipt date is April 8, the second transfer will occur at the close of the Valuation Period that includes May 8). When the remaining value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, the Certificate Owner may extend the program by allocating additional Purchase Payments to the Stein Roe Money Market Sub-Account or the One Year Guarantee Period or by transferring Certificate Value to the Stein Roe Money Market Sub-Account or the One Year Guarantee Period. The Certificate Owner may, by Written Request or by telephone, change the monthly amount to be transferred, change the Sub-Account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. Keyport Benefit reserves the right to end the program at any time by sending the Certificate Owner a notice one month in advance.

Written or telephone instructions must be received by Keyport Benefit by the end (currently 4:00 PM Eastern Time) of the business day preceding the next scheduled transfer in order to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures established by Keyport Benefit from time to time. The current conditions and procedures appear in Appendix B, and Certificate Owners in a dollar cost averaging program will be notified, in advance, of any changes.

Asset Allocation Program. Certificate Owners may select from five asset allocation model portfolios separately developed by Ibbotson Associates and Standard & Poor's (Model A -- Capital Preservation, Model B -- Income and Growth, Model C -- Moderate Growth, Model D -- Growth, and Model E -- Aggressive Growth). If a Certificate Owner elects one of the models, initial and subsequent Purchase Payments will automatically be allocated among the Sub-Accounts in the model. Only one model may be used in a Certificate at a time. Certificate Owners may use a questionnaire and scoring system to determine the model which corresponds to their risk tolerance and time horizons.

Periodically Ibbotson Associates and Standard & Poor's will review the models and may determine that a reconfiguration of the Sub-Accounts and percentage allocations among those Sub-Accounts is appropriate. Certificate Owners will receive notification prior to any reconfiguration.

The Fixed Account is not available in any asset allocation model. A Certificate Owner may allocate initial or subsequent Purchase Payments, or Certificate Value, between an asset allocation model and the Fixed Account.

Rebalancing Program. In accordance with the Certificate Owner's election of the relative Purchase Payment percentage allocations, Keyport Benefit will automatically rebalance the Certificate Value of each Sub-Account either monthly, quarterly, semi-annually, or annually. On the last day of the period selected, Keyport Benefit will automatically rebalance the Certificate Value in each of the Sub-Accounts to match the current Purchase Payment percentage allocations. The Program may be terminated at any time and the percentages may be altered by Written Request. The requested change must be received at the Service Office ten (10) days prior to the end of the period selected. Certificate Value allocated to the Fixed Account is not subject to automatic rebalancing. After the Income Date, automatic rebalancing applies only to variable annuity payments and Keyport Benefit will rebalance the number of Annuity Units in each Sub-Account Annuity Units are used to calculate the amount of each Sub-Account annuity payment; see "Variable Annuity Benefits" in the Statement of Additional Information.

Systematic Investment Program. Purchase Payments under Non-Qualified Certificates may be made by monthly deductions from the bank account or payroll of any Certificate Owner who has completed and returned to Keyport Benefit a Systematic Investment Program application and authorization form. The application and authorization form may be obtained from Keyport Benefit or from the sales representative. Each Systematic Investment Program Purchase Payment is subject to a current minimum of $50.

Systematic Withdrawal Program. To the extent permitted by law, Keyport Benefit will make monthly, quarterly, semi-annually or annual distributions of a predetermined dollar amount to the Certificate Owner that has enrolled in the Systematic Withdrawal Program. Under the Program, all distributions will be made directly to the Certificate Owner and will be treated for federal tax purposes as any other withdrawal or distribution of Certificate Value. (See "Tax Status".) The Certificate Owner may specify the amount of each partial withdrawal, subject to a minimum of $100. Systematic withdrawals may be made from the Sub-Accounts and the one, three, five, and seven year Guarantee Periods of the Fixed Account.

Unless the Certificate Owner specifies the Sub-Account or Sub-Accounts or the Fixed Account from which withdrawals of Certificate Value shall be made or if the amount in a specified Sub-Account is less than the predetermined amount, Keyport Benefit will make withdrawals under the Program from the Sub-Accounts and the Fixed Account in amounts proportionate to the amounts in the Sub-Accounts and the Fixed Account. All withdrawals under the Program will be effected by canceling the number of Accumulation Units equal in value to the amount to be distributed to the Certificate Owner.

The Program may be combined with all other Programs except the Systematic Investment Program.

                             THE CERTIFICATES

                          Variable Account Value

The Variable Account Value for a Certificate is the sum of the value of each Sub-Account to which values are allocated under a Certificate. The value of each Sub-Account is determined at any time by multiplying the number of Accumulation Units attributable to that Sub-Account by the Accumulation Unit value for that Sub-Account at the time of determination. The Accumulation Unit value is an accounting unit of measure used to determine the change in an Accumulation Unit's value from Valuation Period to Valuation Period.

Each Purchase Payment that is made results in additional Accumulation Units being credited to the Certificate and the appropriate Sub-Account thereunder. The number of additional units for any Sub-Account will equal the amount allocated to that Sub-Account divided by the Accumulation Unit value for that Sub-Account at the time of investment.

                             Valuation Periods

The Variable Account is valued each Valuation Period using the net asset value of the Eligible Fund shares. A Valuation Period is the period commencing at the close of trading on the New York Stock Exchange on each Valuation Date and ending at the close of trading for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for business. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                           Net Investment Factor

Variable Account Value will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect value, Keyport Benefit utilizes an Accumulation Unit value. Each Sub-Account has its own Accumulation Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of that period.

When Keyport Benefit first purchased Eligible Fund shares on behalf of the Variable Account, Keyport Benefit valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. Keyport Benefit calculates a net investment factor for each Sub-Account by dividing (a) by (b) and then subtracting (c) (i.e., (a/b) - c), where:

(a) is equal to:

(i) the net asset value per share of the Eligible Fund at the end of the Valuation Period; plus

(ii) the per share amount of any distribution made by the Eligible Fund if the "ex-dividend" date occurs during that same Valuation Period.

(b) is the net asset value per share of the Eligible Fund at the end of the prior Valuation Period.

(c) is equal to:

(i)  the  Valuation  Period equivalent of the Mortality  and  Expense  Risk
Charge; plus

(ii)  the  Valuation Period equivalent of the daily Administrative  Charge;
plus

(iii) a charge factor, if any, for any tax provision established by Keyport Benefit as a result of the operations of that Sub-Account.

For Certificates issued to employees of Keyport Benefit and other persons specified in "Sales of the Certificates", the Mortality and Expense Risk Charge in (c)(i) above is .35%, and the daily Administrative Charge in
(c)(ii) above is eliminated.

                      Modification of the Certificate

Only Keyport Benefit's President or Secretary may agree to alter the Certificate or waive any of its terms. Any changes must be made in writing and with the Certificate Owner's consent, except as may be required by applicable law.

                              Right to Revoke

The Certificate Owner may return the Certificate within 10 days after he or she receives it by delivering or mailing it to Keyport Benefit's Service Office. The return of the Certificate by mail will be effective when the postmark is affixed to a properly addressed and postage-prepaid envelope. The returned Certificate will be treated as if Keyport Benefit never issued it and Keyport Benefit will refund either the Certificate Value.


              DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, the primary Certificate Owner or any Joint Certificate Owner dies (whether or not the decedent is also the Annuitant) or the Annuitant dies under a Certificate with a non-natural Certificate Owner such as a trust. The Designated Beneficiary will control the Certificate after such a death.

If the decedent's surviving spouse (if any) is the sole Designated Beneficiary, the surviving spouse will automatically become the new sole primary Certificate Owner as of the decedent's date of death. And, if the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Certificate may continue until another death occurs (i.e., until the death of the Annuitant, primary Certificate Owner or joint Certificate Owner). Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may continue up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Certificate for its Surrender Value. If the Certificate is still in effect at the end of the five-year period, Keyport Benefit will automatically end it then by paying the Certificate Value to the Designated Beneficiary. If the Designated Beneficiary is not then alive, Keyport Benefit will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

The Covered Person under this paragraph shall be the decedent if he or she is the first to die of the primary Certificate Owner, Joint Certificate Owner, Annuitant, or, if there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the Covered Person. If the Covered Person dies, the Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA"). The DBA is:

The DBA at issue is the initial Purchase Payment. Thereafter, the DBA is calculated for each Valuation period by adding any additional Purchase Payments, and deducting any partial withdrawals. This resulting amount is the "net Purchase Payment death benefit". The Certificate Value for each Certificate Anniversary (the "Anniversary Value") before the 81st birthday of the Covered Person is determined. Each Anniversary Value is increased by any Purchase Payments made after that anniversary. This resultant value is then decreased by an amount calculated at the time of any partial withdrawal made after that anniversary. The amount is calculated by taking the amount of any partial withdrawal, and dividing by the Certificate Value immediately preceding the partial withdrawal, and then multiplying by the Anniversary Value immediately preceding the withdrawal. The greatest Anniversary Value, as so adjusted, (the "greatest Anniversary Value") is the DBA unless the net Purchase Payment death benefit is higher. The net Purchase Payment death benefit will be the DBA if such amount is higher than the greatest Anniversary Value.

When Keyport Benefit receives due proof of the Covered Person's death, Keyport Benefit will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Keyport Benefit will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Keyport Benefit receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Keyport Benefit receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Designated Beneficiary may, by the later of the 90th day after the Covered Person's death and the 60th day after Keyport Benefit is notified of the death, surrender the Certificate for the Certificate Withdrawal Value. If the Certificate is not surrendered, it will continue for the time period specified above.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Keyport Benefit pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated
Beneficiary  must be made no later than one year after the date  of  death;
(b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

Death of Certain Non-Certificate Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, (a) the Annuitant dies, (b) the Annuitant is not a Certificate Owner, and (c) the Certificate Owner is a natural person. The Certificate will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant, otherwise the primary Certificate Owner. If the Annuitant is the first to die of the Certificate's primary Certificate Owner, Joint Certificate Owner and Annuitant, then the Annuitant is the Covered Person and the Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA"), as defined above. When Keyport Benefit receives due proof of the Annuitant's death, Keyport Benefit will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Keyport Benefit will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Keyport Benefit receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Keyport Benefit receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Certificate Owner may surrender the Certificate within 90 days of the date of the Annuitant's death for the Certificate Withdrawal Value.

                DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

Death of Annuitant. If the Annuitant dies before the Income Date while the Certificate is In Force, the Designated Beneficiary will control the Certificate after such a death. The Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA") as defined above. When Keyport Benefit receives due proof of the Annuitant's death, Keyport Benefit will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Keyport Benefit will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Keyport Benefit receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Keyport Benefit receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after Keyport Benefit is notified of the death, surrender the Certificate for the Certificate Withdrawal Value.

If the Certificate is not surrendered, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the period, Keyport Benefit will automatically end it then by paying the Certificate Withdrawal Value to the Designated Beneficiary. If the Designated Beneficiary is not alive then, Keyport Benefit will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Keyport Benefit pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated
Beneficiary  must be made no later than one year after the date  of  death;
(b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                           CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application. The Certificate Owner may exercise all the rights of the Certificate. Joint Certificate Owners are permitted but not contingent Certificate Owners.

The Certificate Owner may by Written Request change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of such person.

Because a change of Certificate Owner by means of a gift (i.e., a transfer without full and adequate consideration) may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. A Certificate Owner should consult the Plan Administrator and a competent tax adviser as to the tax consequences resulting from such a transfer.

                                ASSIGNMENT

The Certificate Owner may assign the Certificate at any time. A copy of any assignment must be filed with Keyport Benefit. The Certificate Owner's rights and those of any revocably-named person will be subject to the
assignment.   Any   Qualified   Certificate   may   have   limitations   on
assignability.

Because an assignment may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

                     PARTIAL WITHDRAWALS AND SURRENDER

The Certificate Owner may make partial withdrawals from the Certificate. Keyport Benefit must receive a Written Request and the minimum amount to be withdrawn must be at least $300 or such lesser amount as Keyport Benefit may permit in conjunction with a Systematic Withdrawal Program. If the Certificate Value after a partial withdrawal would be below $2,500, Keyport Benefit will treat the request as a withdrawal of only the excess amount over $2,500. Unless the request specifies otherwise, the total amount withdrawn will be deducted from all Sub-Accounts of the Variable Account in the ratio that the value in each Sub-Account bears to the total Variable Account Value. If there is no value, or insufficient value, in the Variable Account, then the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

The Certificate Owner may totally surrender the Certificate by making a Written Request. Surrendering the Certificate will end it. Upon surrender, the Certificate Owner will receive the Certificate Withdrawal Value.

Keyport Benefit will pay the amount of any surrender within seven days of receipt of such request. Alternatively, the Certificate Owner may purchase for himself or herself an annuity option with any surrender benefit of at least $5,000. Keyport Benefit's consent is needed to choose an option if the Certificate Owner is not a natural person.

Annuity options based on life contingencies cannot be surrendered after annuity payments have begun. Option A, which is not based on life contingencies, may be surrendered if a variable payout has been selected.

Because of the potential tax consequences of a full or partial surrender, a Certificate Owner should consult a competent tax adviser regarding a surrender.

                            ANNUITY PROVISIONS

                             Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, payments will begin under the annuity option or options the Certificate Owner has chosen. The amount of the payments will be determined by applying the Certificate Value increased or decreased by a limited Market Value Adjustment of Fixed Account Value described in Appendix A (less any premium taxes not previously deducted) on the Income Date in accordance with the option selected.

                      Income Date and Annuity Option

The  Certificate Owner may select an Income Date and an Annuity  Option  at the time of application. If the Certificate Owner does not select an Annuity Option, Option B will automatically be designated. If the Certificate Owner does not select an Income Date for the Annuitant, the Income Date will automatically be the earlier of (i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary and (ii) any maximum date permitted under state law.

                 Change in Income Date and Annuity Option

The Certificate Owner may choose or change an Annuity Option or the Income Date by making a Written Request to Keyport Benefit at least 30 days prior to the Income Date. However, any Income Date must be: (a) for fixed annuity options, not earlier than the first Certificate Anniversary; and (b) not later than the earlier of (i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary and (ii) any maximum date permitted under state law.

                              Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed; and

Option C: Joint and Last Survivor Income.

Other options may be arranged by mutual consent. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with Keyport Benefit's general account Fixed Account. Variable annuity payments will fluctuate while fixed annuity payments will not. The dollar amount of each fixed annuity payment will be determined by deducting from the Certificate Value increased or decreased by a limited Market Value Adjustment described in Appendix A, any premium taxes not previously deducted and then dividing the remainder by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Certificate; or (b) the factor currently offered by Keyport Benefit at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

If no Annuity Option is selected, Option B will automatically be applied. Unless the Certificate Owner chooses otherwise, Variable Account Value, less any premium taxes not previously deducted will be applied to a variable annuity option and Fixed Account Value increased or decreased by a limited Market Value Adjustment described in Appendix A less any premium taxes not previously deducted will be applied to a fixed annuity option. Whether variable or fixed, the same Certificate Value applied to each option will produce a different initial annuity payment as well as different subsequent payments.

The payee is the person who will receive the sum payable under an annuity option. Any annuity option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available to apply under any variable or fixed option is less than $5,000, Keyport Benefit has reserved the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

Annuity payments will be made monthly unless quarterly, semi-annual or annual payments are chosen by Written Request. However, if any payment provided for would be or becomes less than $100, Keyport Benefit has the right to reduce the frequency of payments to such an interval as will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. Keyport Benefit will pay an annuity for a chosen number of years, not fewer than 5 nor over 50 (a period of years over 30 may be chosen only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment). Option A is referred to as Preferred Income Plan (PIP). At any time while variable annuity payments are being made, the payee may elect to receive the following amount: the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (this interest rate is 5% per year, unless 3% per year is chosen by Written Request at the time the option is selected). Instead of receiving a lump sum, the payee may elect another payment option. If, at the death of the payee, Option A payments have been made for fewer than the chosen number of years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year, unless 3% per year had been chosen by the payee at the time the option was selected.

The Mortality and Expense Risk Charge is deducted during the Option A payment period if a variable payout has been selected, but Keyport Benefit has no mortality risk during this period.

Keyport Benefit has available a "level monthly" payment option that can be chosen for variable payments under Option A. Under this option, the monthly payment amount changes every twelve months instead of every month as would be the case under the standard monthly payment frequency. The "level monthly" option converts an annual payment amount into twelve equal monthly payments as follows. Each annual payment will be determined as described below in "Variable Annuity Payment Values". Each annual payment will then be placed in Keyport Benefit's general account, from which it will be paid out in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor used by Keyport Benefit that will vary from year to year. If the payments are commuted, (1) the commutation method described above for calculating the present value of remaining payments applies to any remaining annual payments and (2) any unpaid monthly payments out of the current twelve will be commuted at the interest rate that was used to determine those twelve current monthly payments.

See "Annuity Payments" on Page 21 for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. Keyport Benefit will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year, unless 3% per year was chosen by Payee's Written Request.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. Keyport Benefit will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES DIE AFTER THE RECEIPT OF THE FIRST PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF BOTH PAYEES DIE AFTER RECEIPT OF THE SECOND PAYMENT AND SO ON.

                      Variable Annuity Payment Values

The amount of the first variable annuity payment is determined by Keyport Benefit using an annuity purchase rate that is based on an assumed annual investment return of 5% per year, unless 3% is chosen by Written Request. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to the sum of all Sub-Account payments. Currently, a payee may instruct Keyport Benefit to change the Sub-Account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months.

               Proof of Age, Sex, and Survival of Annuitant

Keyport Benefit may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, Keyport Benefit will compute the amount payable based on the correct age and sex. If income payments have begun, any underpayments
Keyport Benefit may have made will be paid in full with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until Keyport Benefit is repaid in full.

                          SUSPENSION OF PAYMENTS

Keyport Benefit reserves the right to postpone surrender payments from the Fixed Account for up to six months. Keyport Benefit reserves the right to suspend or postpone any type of payment from the Variable Account for any period when: (a) the New York Stock Exchange is closed other than customary weekend or holiday closings; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or (d) the Securities and Exchange Commission permits delay for the protection of security holders. The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) and (c) exist.

                                TAX STATUS

                               Introduction

The Certificate is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary
depends on the type of retirement plan for which the Certificate is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Keyport Benefit's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

                     Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Certificate, or annuity payments.

Surrenders, Assignments and Gifts. A Certificate Owner who fully surrenders his or her Certificate is taxed on the portion of the payment that exceeds his or her cost basis in the Certificate. For Non-Qualified Certificates, the cost basis is generally the amount of the Purchase Payments made for the Certificate and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Certificates, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special 5-year income averaging. A Designated Beneficiary receiving a lump sum surrender benefit after the death of the Annuitant or Certificate Owner is taxed on the portion of the amount that exceeds the Certificate Owner's cost basis in the Certificate. If the Designated Beneficiary elects to receive annuity payments within 60 days of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds Purchase Payments. Then, to the extent the Certificate Value does not exceed Purchase Payments, such withdrawals are treated as a non-taxable return of principal to the Certificate Owner. For partial withdrawals under a Qualified Certificate, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Certificates is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

A Certificate Owner who assigns or pledges a Non-Qualified Certificate is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to partial withdrawals or surrenders. A Certificate Owner who gives away the Certificate (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Certificate.

A special computational rule applies if Keyport Benefit issues to the Certificate Owner, during any calendar year, (a) two or more Certificates or (b) one or more Certificates and one or more of Keyport Benefit's other annuity contracts. Under this rule, the amount of any distribution includable in the Certificate Owner's gross income is to be determined under Section 72(e) of the Code by treating all the Keyport Benefit contracts as one contract. Keyport Benefit believes that this means the amount of any distribution under one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of the cost bases for all the contracts.

Annuity Payments. The non-taxable portion of each variable annuity payment is determined by dividing the cost basis of the Certificate by the total number of expected payments while the non-taxable portion of each fixed annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Certificate bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in Keyport Benefit's general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Penalty Tax. Payments received by Certificate Owners, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received:
(a) after the taxpayer attains age 59-1/2; (b) in a series of substantially equal payments made for life or life expectancy; (c) after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the Annuitant); (d) if the taxpayer becomes totally and permanently disabled; or (e) under a Non-Qualified Certificate's annuity payment option that provides for a series of substantially equal payments, provided only one Purchase Payment is made to the Certificate, the Certificate is not issued as a result of a Section 1035 exchange, and the first annuity payment begins in the first Certificate Year.

Income Tax Withholding. Keyport Benefit is required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. Keyport Benefit will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. A Non-Qualified Certificate may be purchased with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is Keyport Benefit's understanding that in such an event: (a) the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Certificates"; (b) Purchase Payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and (c) Purchase Payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law: (i) the penalty tax does not apply to any distribution; (ii) partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and (iii) assignments are not treated as surrenders subject to taxation. Keyport Benefit's understanding of the above is principally based on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds are designed to be managed to meet the diversification requirements for the Certificate as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate would not be treated as an annuity contract. As a consequence to the Certificate Owner, income earned on a Certificate would be taxable to the Certificate Owner in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, Keyport Benefit would be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which a Certificate Owner's control of the investments of a segregated asset account may cause the Certificate Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Certificate. Keyport Benefit, however, has reserved certain rights to alter the Certificate and investment alternatives so as to comply with such regulations. Since the regulations have not been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, Certificate Owners are urged to consult with their own tax advisers.

                              Qualified Plans

The Certificate is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of the Certificate with the various types of Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection therewith. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

                          Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such Purchase Payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity"
(TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Certificate or otherwise, only (a) when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or (b) in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions. Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of 12/31/88. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

Keyport Benefit will notify a Certificate Owner who has requested a distribution from a Certificate if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account (IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate if the Certificate Owner receives the amount rather than directing Keyport Benefit by Written Request to transfer the amount as a direct rollover to another TSA or IRA.

                      Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" and "Roth IRA", respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

                Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

                    VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with its view of present applicable law, Keyport Benefit will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. Keyport Benefit will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Keyport Benefit determines that it is permitted to vote the shares of the Eligible Funds in its own right, it may elect to do so.

The person having the voting interest under a Certificate prior to the Income Date shall be the Certificate Owner. The number of shares held in each Sub-Account which are attributable to each Certificate Owner is determined by dividing the Certificate Owner's Variable Account Value in each Sub-Account by the net asset value of the applicable share of the Eligible Fund. The person having the voting interest after the Income Date under an annuity payment option shall be the payee. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

The number of shares in which a person has a voting interest will be determined as of the date coincident with the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund and voting instructions will be solicited by written communication prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions with respect to the proportion of the Eligible Fund shares held in the Variable Account corresponding to his or her interest in the Variable Account.

                         SALES OF THE CERTIFICATES

Keyport Financial Services Corp. ("KFSC") serves as the Principal Underwriter for the Certificate described in this prospectus. The Certificate will be sold by salespersons who represent Keyport Benefit Life Insurance Company, an affiliate of KFSC, as variable annuity agents and who are registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

A dealer selling the Certificate may receive up to 6.00% of Purchase Payments with additional compensation later based on the Certificate Value of those payments. During certain time periods selected by Keyport Benefit and KFSC, the percentage may increase to 7.00%. In addition, under certain circumstances, Keyport Benefit or certain of its affiliates, under a marketing support agreement with KFSC may pay certain sellers for other services not directly related to the sale of Certificates such as special marketing support allowances.

Certificates may be sold with lower or no dealer compensation (1) to a person who is an officer, director, or employee of Keyport Benefit or an affiliate of Keyport Benefit or (2) to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that (1) they are not subject to the deduction for the asset-based Administrative charge and (2) they have a Mortality and Expense Risk Charge of 0.35% per year.

                             LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. Keyport Benefit is engaged in various kinds of routine litigation which in its judgment is not of material importance in relation to the total capital and surplus of Keyport Benefit.

                      INQUIRIES BY CERTIFICATE OWNERS

Certificate Owners with questions about their Certificates may write Keyport Benefit's Service Office, 125 High Street, Boston, MA 02110, or call (800) 367-3653.

          TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

                                                              Page
Keyport Benefit Life Insurance Company                         2
Variable Annuity Benefits                                      2
  Variable Annuity Payment Values                              2
  Re-Allocating Sub-Account Payments                           3
Safekeeping of Assets                                          4
Principal Underwriter                                          4
Experts                                                        4
Investment Performance                                         4
  Yields for Stein Roe Money Market Sub-Account                5
Financial Statements                                           6
  Keyport Benefit Life Insurance Company                       7


                                APPENDIX A

 THE FIXED ACCOUNT (ALSO KNOWN AS THE MODIFIED GUARANTEED ANNUITY ACCOUNT)

                               Introduction

This Appendix describes the Fixed Account option available under the Certificate.

FIXED ACCOUNT VALUES PROVIDED BY THE CERTIFICATE ARE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY RESULT IN UPWARD OR DOWNWARD ADJUSTMENTS IN AMOUNTS TRANSFERRED AND AMOUNTS PAID (INCLUDING WITHDRAWALS, SURRENDERS, DEATH BENEFITS, AND AMOUNTS APPLIED TO PURCHASE ANNUITY PAYMENTS) TO A CERTIFICATE OWNER OR OTHER PAYEE. IN NO EVENT WILL THE DOWNWARD MARKET VALUE ADJUSTMENT ELIMINATE INTEREST AT THE RATE OF 3% PER YEAR APPLIED TO THE AMOUNT ALLOCATED TO A GUARANTEED PERIOD. PAYMENTS MADE FROM FIXED ACCOUNT VALUES AT THE END OF THEIR GUARANTEE PERIOD ARE NOT SUBJECT TO THE MARKET VALUE ADJUSTMENT.

Purchase Payments allocated to the Fixed Account option become part of Keyport Benefit's general account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account options have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the general account an investment company under the Investment Company Act. Accordingly, neither the general account, the Fixed Account option, nor any interest therein, is subject to regulation under the 1933 Act or the Investment Company Act. Keyport Benefit understands that the Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

       Investments in the Fixed Account and Capital Protection Plus

Purchase Payments will be allocated to the Fixed Account in accordance with the selection made by the Certificate Owner in the application. Any selection must specify that percentage of the Purchase Payment that is to be allocated to each Guarantee Period of the Fixed Account. The percentage, if not zero, must be at least 5%. The Certificate Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Certificate Owner has by Written Request authorized Keyport Benefit to accept telephone allocation instructions from the Certificate Owner. By authorizing Keyport Benefit to accept telephone changes, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport Benefit from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

Keyport Benefit currently offers Guarantee Periods of 1, 3, 5, and 7 years. Keyport Benefit may change at any time the number of Guarantee Periods it offers under newly-issued and in-force Certificates, as well as the length of those Guarantee Periods. If Keyport Benefit stops offering a particular Guarantee Period, existing Fixed Account Value in such Guarantee Period would not be affected until the end of the Period (at that time, a Period of the same length would not be a transfer option). Each Guarantee Period currently offered is available for initial and subsequent Purchase Payments and for transfers of Certificate Value.

Keyport Benefit offers a Capital Protection Plus program that a Certificate Owner may request. Under this program, Keyport Benefit will allocate part of the Purchase Payment to the Guarantee Period selected by the Certificate Owner so that such part, based on that Guarantee Period's interest rate in effect on the date of allocation, will equal at the end of the Guarantee Period the total Purchase Payment. The rest of the Purchase Payment will be allocated to the Sub-Account(s) of the Variable Account based on the Certificate Owner's allocation. If any part of the Fixed Account Value is surrendered or transferred before the end of the Guarantee Period, the Value at the end of that Period will not equal the original Purchase Payment amount.

For an example of Capital Protection Plus, assume Keyport Benefit receives a Purchase Payment of $10,000 when the interest rate for the 7-year Guarantee Period is 6.75% per year. Keyport Benefit will allocate $6,331 to that Guarantee Period because $6,331 will increase at that interest rate to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Sub-Account(s) selected by the Certificate Owner.

                            Fixed Account Value

The Fixed Account Value at any time is equal to:

(a) all Purchase Payments allocated to the Fixed Account plus the interest subsequently credited on those payments; plus

(b) any Variable Account Value transferred to the Fixed Account plus the interest subsequently credited on the transferred value; less

(c) any prior partial withdrawals from the Fixed Account, including any charges therefor; less

(d)  any Fixed Account Value transferred to the Variable Account.

                             Interest Credits

Keyport Benefit will credit interest daily (based on an annual compound interest rate) to Purchase Payments allocated to the Fixed Account at rates declared by Keyport Benefit for Guarantee Periods of one or more years from the month and day of allocation. Any rate set by Keyport Benefit will be at least 3% per year.

Keyport Benefit's method of crediting interest means that Fixed Account Value might be subject to different rates for each Guarantee Period the Certificate Owner has selected in the Fixed Account. For purposes of this section, Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for another Guarantee Period shall be treated as a Purchase Payment allocation.

                  Application of Market Value Adjustment

Any surrender, withdrawal, transfer, or application to an Annuity Option of Fixed Account Value from a Guarantee Period of three years or more is subject to a limited Market Value Adjustment, unless: (1) the effective date of the transaction is at the end of the Guarantee Period; or (2) the effective date of a surrender is within 90 days of the date of death of the first Covered Person to die.

If a Market Value Adjustment applies to either a surrender or the application to an Annuity Option, then any negative Market Value Adjustment amount will be deducted from the Certificate Value and any positive Market Value Adjustment amount will be added to the Certificate Value. If a Market Value Adjustment applies to either a partial withdrawal or a transfer, then any negative Market Value Adjustment amount will be deducted from the partial withdrawal or transfer amount after the withdrawal or transfer amount has been deducted from the Fixed Account Value, and any positive Market Value Adjustment amount will be added to the applicable amount after it has been deducted from the Fixed Account Value.

No Market Value Adjustment is ever applicable to Guarantee Periods of fewer than three years.

                     Effect of Market Value Adjustment

A Market Value Adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The Market Value Adjustment may be positive or negative, but any negative Adjustment may be limited in amount (see Market Value Adjustment Factor below).

Generally, if the Treasury Rate for the Guarantee Period is lower than the Treasury Rate for a new Guarantee Period with a length equal to the time remaining in the Guarantee Period, then the application of the limited Market Value Adjustment will result in a reduction of the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

Similarly, if the Treasury Rate for the Guarantee Period is higher than the Treasury Rate for a new Guarantee Period with a length equal to the time remaining in the Guarantee Period, then the application of the Market Value Adjustment will result in an increase in the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

The Market Value Adjustment will be applied before the deduction of any applicable surrender charges or applicable taxes.

                      Market Value Adjustment Factor

The Market Value Adjustment is computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to a Payment Option, by the Market Value Adjustment Factor. The Market Value Adjustment Factor is calculated as the larger of Formula (1) or (2):

(1) (1+a)/(1+b)(n/12)-1

where:

"a" is the Treasury Rate for the number of Guarantee Period Years in the Guarantee Period;

"b" is the Treasury Rate for a period equal to the time remaining (rounded up to the next whole number of Guarantee Period Years) to the expiration of the Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of the Guarantee Period.

(2) (1.03)/(1+i)(y+d/#)-1

where:

"i" is the Guaranteed Interest Rate for the Guarantee Period;

"y" is the number of complete Guarantee Period Years that have elapsed in Your Guarantee Period;

"d" is the number of days since the last Guarantee Period Anniversary or, if "y" is zero, the number of days since the start of the Guarantee Period; and

"#" is the number of days in the current Guarantee Period Year (i.e., the sum of "d" and the number of days until the next Guarantee Period Anniversary).

In Formulas (1) and (2), all references to Guarantee Period, Guarantee Period Anniversary, Guarantee Period Month, and Guarantee Period Year relate to the Guarantee Period from which is being taken the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

As stated above, the Formula (2) amount will apply only if it is greater than the Formula (1) amount. This will occur only when the Formula (1) amount is negative and the Formula (2) amount is a smaller negative number. Formula (2) thus ensures that a full (normal) negative Market Value Adjustment of Formula (1) will not apply to the extent it would decrease the Guarantee Period's Fixed Account Value (before the deduction of any applicable surrender charges or any applicable taxes) below the following amount:

   (a)  the amount allocated to the Guarantee Period; less
   (b)  any prior systematic or partial withdrawal amounts; less
   (c) any prior amounts transferred to the Variable Account or to another Guarantee Period in the Fixed Account; plus
   (d) interest on the above items (a) through (c) credited annually at a rate of 3% per year.

                              Treasury Rates

The Treasury Rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in Formula (1) above. Weekly Series are published at the beginning of the following week. To determine "a", Keyport Benefit uses the weekly Series first published on or after the most recent Determination Date which occurs on or before the Start Date for the Guarantee Period, except that if the Start Date is the same as the Determination Date or the date of publication, or any date in between, Keyport Benefit instead uses the weekly Series first published after the prior Determination Date. To determine "b", Keyport Benefit uses the Weekly Series first published on or after the most recent Determination Date which occurs on or before the date on which the Market Value Adjustment Factor is calculated, except that if the calculation date is the same as the Determination Date or the date of publication, or any date in between, Keyport Benefit instead uses the weekly Series first published after the prior Determination Date. The
Determination Dates are the last business day prior to the first and fifteenth of each calendar month.

If the number of years specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, the Treasury Rate will be determined by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If  the  Treasury  Constant  Maturity Series becomes  unavailable,  Keyport
Benefit will adopt a comparable constant maturity index or, if such a comparable index also is not available, Keyport Benefit will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

                         End of A Guarantee Period

Keyport Benefit will notify a Certificate Owner in writing at least 30 days prior to the end of a Guarantee Period. At the end of the Guarantee Period, Keyport Benefit will automatically transfer the Guarantee Period's Fixed Account Value to the Money Market Sub-Account of the Variable Account unless Keyport Benefit previously received a Certificate Owner's Written Request of: (1) election of a new Guarantee Period from among those being offered by Keyport Benefit at that time; or (2) instructions to transfer the ending Guarantee Period's Fixed Account Value to one or more Sub-accounts of the Variable Account. A new Guarantee Period cannot be longer than the number of years remaining until the Income Date.

                     Transfers of Fixed Account Value

The Certificate Owner may transfer Fixed Account Value from one Guarantee Period to another or to one or more Sub-Accounts of the Variable Account subject to any applicable Market Value Adjustment. If the Fixed Account Value represents multiple Guarantee Periods, the transfer request must specify from which values the transfer is to be made.

The Certificate allows Keyport Benefit to limit the number of transfers that can be made in a specified time period. Currently, Keyport Benefit is limiting Variable Account and Fixed Account transfers to generally unlimited transfers per calendar year with a $500,000 per transfer dollar limit. See "Transfer of Variable Account Value". Transfers from the Fixed Account to the Variable Account are limited to 50% of the Fixed Account Value at the beginning of the Certificate Year. This limitation will be waived if a Systematic Withdrawal Program is in effect. These limitations will not apply to any transfer made at the end of a Guarantee Period.
Certificate Owners will be notified, in advance, of a change in the limitation on the number of transfers.

Transfer requests must be by Written Request unless the Certificate Owner has authorized Keyport Benefit by Written Request to accept telephone transfer instructions from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport Benefit to accept telephone transfer instructions, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport Benefit from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Keyport Benefit before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be executed at the close of business that day. Any requests received later will be executed at the close of the next business day.

The amount of the transfer will be deducted from the specified values in the manner stated in the next section below.

If 100% of a Guarantee Period's value is transferred and the current allocation for Purchase Payments includes that Guarantee Period, then the allocation formula for future Purchase Payments will automatically change unless the Certificate Owner instructs otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-Account A and all Fixed Account Value is transferred to Sub-Account A, the allocation formula will change to 100% to Sub-Account A.



                                APPENDIX B

                          TELEPHONE INSTRUCTIONS

                 Telephone Transfers of Certificate Values

1. If there are Joint Certificate Owners, both must authorize Keyport Benefit to accept telephone instructions but either Certificate Owner may give Keyport Benefit telephone instructions.

2. All callers will be required to identify themselves. Keyport Benefit reserves the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to Keyport Benefit's satisfaction.

3. Neither Keyport Benefit nor any person acting on its behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, Keyport Benefit will employ reasonable procedures to confirm that a telephone instruction is genuine and, if Keyport Benefit does not, Keyport Benefit may be liable for losses due to an unauthorized or fraudulent instruction. The Certificate Owner thus bears the risk that an unauthorized or fraudulent instruction that is executed may cause the Certificate Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. The application for the Certificate may allow a Certificate Owner to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, such power will be treated as durable in nature and shall not be affected by the subsequent incapacity, disability or incompetency of the Certificate Owner. Either Keyport Benefit or the authorized person may cease to honor the power by sending written notice to the Certificate Owner at the Certificate Owner's last known address. Neither Keyport Benefit nor any person acting on its behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6.  Telephone  authorization  shall continue in  force  until  (a)  Keyport
Benefit receives the Certificate Owner's written revocation, (b) Keyport Benefit discontinues the privilege, or (c) Keyport Benefit receives written evidence that the Certificate Owner has entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. Telephone transfer instructions received by Keyport Benefit at 800-367-3653 before the close of trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) will be initiated that day based on the unit value prices calculated at the close of that day. Instructions received after the close of trading on the NYSE will be initiated the following business day.

8. Once instructions are accepted by Keyport Benefit, they may not be canceled.

9. All transfers must be made in accordance with the terms of the Certificate and current prospectus. If the transfer instructions are not in good order, Keyport Benefit will not execute the transfer and will notify the caller within 48 hours.

10. If 100% of any Sub-Account's value is transferred and the allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will change accordingly unless Keyport Benefit receives telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless Keyport Benefit is instructed otherwise.

       Telephone Changes to Purchase Payment Allocation Percentages

                     Numbers 1-6 above are applicable.

                    STATEMENT OF ADDITIONAL INFORMATION

                      GROUP FLEXIBLE PURCHASE PAYMENT
                    DEFERRED VARIABLE ANNUITY CONTRACT
                                 ISSUED BY
                            VARIABLE ACCOUNT A
                                    OF
        KEYPORT BENEFIT LIFE INSURANCE COMPANY ("Keyport Benefit")


This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Keyport Benefit Advisor Vista variable annuity prospectus dated August 17, 1998. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Keyport Benefit at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.



                             TABLE OF CONTENTS

                                                                     Page

Keyport Benefit Life Insurance Company.................................2
Variable Annuity Benefits..............................................2
  Variable Annuity Payment Values......................................2
  Re-Allocating Sub-Account Payments...................................3
Safekeeping of Assets..................................................4
Principal Underwriter..................................................4
Experts................................................................4
Investment Performance.................................................4
  Yields for Stein Roe Money Market Sub-Account........................5
Financial Statements...................................................6
  Keyport Benefit Life Insurance Company...............................7






The date of this statement of additional information is August 17, 1998.





KBAV1998.SAI

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY

Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance company, is the ultimate corporate parent of Keyport Benefit. Liberty Mutual ultimately controls Keyport Benefit through the following intervening holding company subsidiaries: Liberty Mutual Equity Corporation, LFC Holdings Inc., Liberty Financial Companies, Inc. ("LFC"), SteinRoe Services, Inc. and Keyport Life Insurance Company. Liberty Mutual, as of December 31, 1997, owned, indirectly, approximately 7% of the combined voting power of the outstanding stock of LFC (with the balance being publicly held). For additional information about Keyport Benefit, see page 8 of the prospectus.

                         VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to the sum of all Sub-Account payments.

The first payment for each Sub-Account will be determined by deducting any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of:
(a) the applicable factor from the Certificate's annuity table for the particular payment option; or (b) the factor currently offered by Keyport Benefit at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport Benefit uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Keyport Benefit first purchased Eligible Fund shares on behalf of the Variable Account, Keyport Benefit valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport Benefit calculates a net investment factor for each Sub-Account by dividing (a) by (b), where:

          (a) is equal to the net investment factor as defined in the prospectus; and

          (b) is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Contract's annuity tables is 5% per year. An AIR of 3% per year is also currently available upon Written Request.

With  a  particular  AIR, payments after the first  one  will  increase  or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 5% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 5%, 3%, or 0%
between the time of the first and second payments. With an actual 9% return, the 3% AIR and 5% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 5% return, the 3% AIR payment would increase in amount while the 5% AIR payment  would  stay the same.  With an actual return of  3%,  the  3%  AIR payment would stay the same while the 5% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 5% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 5% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 5% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 5% AIR payment amount.

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Keyport Benefit to change the Sub-Account(s) used to determine the amount of the variable annuity payments 1 time every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Keyport Benefit receives the request, Keyport Benefit will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

                           SAFEKEEPING OF ASSETS

Keyport Benefit is responsible for the safekeeping of the assets of the Variable Account.

Keyport Benefit has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements. Keyport Benefit has contracted with Keyport Life Insurance Company, its corporate parent, to provide all administration for the Contracts and Certificates, as its agent. Keyport Benefit pays Keyport Life Insurance Company for the costs it incurs for providing those administrative services.

                           PRINCIPAL UNDERWRITER

The   Contract  and  Certificates,  which  are  offered  continuously,  are distributed by Keyport Financial Services Corp. ("KFSC"), which is an affiliate of Keyport Benefit.

                                  EXPERTS

The statutory-basis financial statements of Keyport Benefit Life Insurance Company (formerly American Benefit Life Insurance Company) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                          INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from Contract values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade
Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Yield for Stein Roe Money Market Sub-Account

Yield percentages for the Stein Roe Money Market Sub-Account are calculated using the method prescribed by the Securities and Exchange Commission.
Yield reflects the deduction of the annual 1.40% asset-based Certificate charges. Yield does not reflect premium tax charges. The yield would be lower if these charges were included. The following is the standardized formula:

Yield equals:   (A - B - 1) X  365
                   C            7

Where:

     A =  the Accumulation Unit value at the end of the 7-day period.

     B =  $0.00.

     C =  the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the Stein Roe Money Market Sub-Account will continue over an entire year.

                           FINANCIAL STATEMENTS

The Variable Account has not yet commenced operations and therefore no financial statements are included. The financial statements of Keyport Benefit are provided as relevant to its ability to meet its financial obligations under the Certificates.


                      Report of Independent Auditors

The Board of Directors and Stockholder
Keyport Benefit Life Insurance Company
(formerly American Benefit Life Insurance Company)

We have audited the accompanying statutory-basis balance sheets of Keyport Benefit Life Insurance Company (formerly American Benefit Life Insurance Company, a wholly-owned subsidiary of American Republic Insurance Company) as of December 31, 1997 and 1996, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In  our  opinion,  because of the effects of the matter  described  in  the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Keyport Benefit Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Benefit Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

/s/Ernst & Young LLP

ERNST & YOUNG LLP
Des Moines, Iowa
March 13, 1998

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

                     Balance Sheets - Statutory-Basis



                                                         December 31
                                                     1997          1996
Admitted assets
Bonds D at amortized cost                         $2,995,943  $  8,416,743

Cash and cash equivalents:
 Short-term investments                            2,498,556       210,000
 Cash                                                952,919        74,858
                                                   3,451,475       284,858
Total cash and investments                         6,447,418     8,701,601

Investment income due and accrued                     86,829       152,615
Receivable from securities sold                        -               873
Other admitted assets                                      9           151
Separate account assets                            2,777,522     3,690,792
Total admitted assets                             $9,311,778   $12,546,032

Liabilities and capital and surplus
Liabilities:
 Policy reserves:
  Annuity                                         $   73,095   $    88,053
  Accident and health                                 95,961        79,526
                                                     169,056       167,579

 Policy and contract claims                           47,460        45,600
 Due to parent under tax allocation agreement         87,449       132,559
 Transfer to separate accounts due or accrued, net    (3,214)      (10,285)
 Asset valuation reserve                               -            58,296
 Interest maintenance reserve                         38,672        20,116
 Other liabilities                                   105,833        20,825
 Separate account liabilities                      2,777,522     3,690,792
Total liabilities                                  3,222,778     4,125,482

Lease commitment  (Note 9)

Capital and surplus:
 Common Stock, par value $2,000
 per share D 1,000 shares authorized,
 issued and outstanding                            2,000,000     2,000,000
 Additional paid-in capital                        2,500,000     5,000,000
 Separate account contingency reserve                  -            92,270
 Unassigned surplus                                1,589,000     1,328,280
Total capital and surplus                          6,089,000     8,420,550
Total liabilities and capital and surplus         $9,311,778   $12,546,032


                          See accompanying notes.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

                Statements of Operations - Statutory-Basis




                                              Year ended December 31
                                            1997       1996      1995
Premiums and other considerations:
 Annuity deposits                        $ 37,387   $ 43,705   $ 51,449
 Accident and health                         -         9,100     18,200
                                           37,387     52,805     69,649

Net investment income                     562,822    590,018    570,073
Miscellaneous income                        7,902      7,651    134,395
                                          608,111    650,474    774,117
Benefits and expenses:
 Benefits paid or provided for:
  Surrender benefits                    1,312,171  1,804,050  3,285,960
  Annuity and other benefits               27,546     86,818     58,768
  Accident and health benefits             27,420       -        37,326
  Decrease in policy reserves               1,477    (30,370)  (131,774)
                                        1,368,614  1,860,498  3,250,280
  Insurance expenses:
   Commissions                              3,149      4,479      6,175
   General insurance expenses             389,107    327,700    300,049
   Insurance taxes, licenses and fees      27,001      7,749      7,039
   Net transfers from separate account (1,356,208)(1,895,913)(3,230,846)
                                         (936,951)(1,555,985)(2,917,583)
                                          431,663    304,513    332,697
Gain from operations before federal
 income taxes and net realized capital
 gains                                    176,448    345,961    441,420

Federal income taxes                       66,328    118,372    130,420
Net gain from operations before net
 realized capital gains                   110,120    227,589    311,000

Net realized capital gains, net of
 federal income taxes (1997 - $14,672;
 1996 D $1,628; 1995 D $1,580) and amounts
 transferred to interest maintenance
 reserve (1997 D $27,249; 1996 D $3,024;
 1995 D $2,934)                             -           -          -

Net income                               $110,120  $227,589    $311,000



                          See accompanying notes.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

      Statements of Changes in Capital and Surplus - Statutory-Basis

                                          Separate
                            Additional    Account
                 Common      Paid-In     Contingency   Unassigned
                  Stock      Capital      Reserve       Surplus     Total

Balance at
 January 1,
 1995          $2,000,000   $5,000,000     $185,557  $  769,276 $7,954,833
  Net income         -            -            -        311,000    311,000
  Decrease in
   asset
   valuation
   reserve           -            -            -          3,917      3,917
  Decrease in
   nonadmitted
   assets            -            -             -           356        356
  Decrease in
   surplus of
   separate
   account           -            -             -       (69,062)   (69,062)
  Transfer of
   contingency
   reserve back
   to unassigned
   surplus           -            -         (57,755)     57,755        -
  Other              -            -            -         (7,522)    (7,522)
Balance at
 December 31,
 1995           2,000,000    5,000,000      127,802   1,065,720  8,193,522
  Net income         -            -            -        227,589    227,589
  Increase in
   asset valuation
   reserve           -            -            -           (751)      (751)
  Decrease in
   nonadmitted
   assets            -            -            -            190        190
  Transfer of
   contingency
   reserve back to
   unassigned
   surplus           -            -         (35,532)     35,532      -
Balance at
 December 31,
 1996           2,000,000    5,000,000       92,270   1,328,280  8,420,550
  Net income         -            -            -        110,120    110,120
  Decrease in
   asset valuation
   reserve           -            -            -         58,296     58,296
  Decrease in
   nonadmitted
   assets            -            -            -             34         34
  Transfer of
   contingency
   reserve back
   to unassigned
   surplus           -            -         (92,270)     92,270       -
  Dividend paid
   to parent         -      (2,500,000)        -           -    (2,500,000)
Balance at
 December 31,
 1997          $2,000,000   $2,500,000    $    -     $1,589,000 $6,089,000



                          See accompanying notes.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

                Statements of Cash Flows - Statutory-Basis


                                              Year ended December 31
                                            1997       1996        1995
Operating activities
Premiums and other
 considerations                       $    37,529  $   52,808   $   69,504
Investment income, less expenses          648,361     598,768      599,720
Miscellaneous income                         (792)        186      126,915
Accident and health claims                (25,560)      -          (43,526)
Annuity surrenders                     (1,312,171) (1,804,050)  (3,285,960)
Annuity and other benefits paid           (27,546)    (86,818)     (58,768)
Insurance expenses                       (340,984)   (344,366)    (326,057)
Federal income taxes paid                (126,110)   (119,441)     (65,501)
Net transfers from separate account     1,363,279   1,910,019    3,230,846
Net cash provided by operating
 activities                               216,006     207,106      247,173

Investing activities
Proceeds from bonds sold,
 matured or repaid                      5,743,126   2,978,253    1,692,370
Cost of bonds acquired                   (293,966) (3,388,068)  (1,826,241)
Dividend paid to parent                (2,500,000)      -             -
Other                                       1,451      49,070            1
Net cash provided by (used in)
 investing activities                   2,950,611    (360,745)    (133,870)
Increase (decrease) in cash and
 cash equivalents                       3,166,617    (153,639)     113,303

Cash and cash equivalents at
 beginning of year                        284,858     438,497      325,194
Cash and cash equivalents at end
 of year                               $3,451,475  $  284,858  $   438,497



                          See accompanying notes.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

               Notes to Statutory-Basis Financial Statements

                             December 31, 1997




1. Organization and Significant Accounting Policies

Organization

Through December 31, 1997, Keyport Benefit Life Insurance Company (formerly American Benefit Life Insurance Company) was wholly owned by American Republic Insurance Company (American Republic), a mutual life insurance company. The Company was sold on January 2, 1998 to Keyport Life Insurance Company including the assumption of all responsibilities related to the Separate Account. The name of the Company was changed in conjunction with the sale from American Benefit Life Insurance Company to Keyport Benefit Life Insurance Company. The Company offers flexible premium annuities and long-term care products. The Company is licensed in the State of New York.

Basis of Presentation

The accompanying financial statements of Keyport Benefit Life Insurance Company (formerly American Benefit Life Insurance Company) have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from generally accepted accounting principles ("GAAP").

Prescribed statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future.

The NAIC is in the process of codifying statutory accounting practices (Codification). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification, which was approved by the NAIC in March 1998, will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Division. At this time, it is unclear whether the State of Iowa will adopt Codification.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

The more significant differences between statutory accounting practices and GAAP are as follows: (a) investments in bonds are reported at amortized cost or market value based on their NAIC rating. For GAAP purposes, such investments in debt securities are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments in debt securities are reported at amortized cost. The remaining investments in debt securities are reported at fair value with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of equity for those designated as available-for-sale; (b) the costs of acquiring and renewing business are charged to current operations as incurred rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins; (c) policy reserves on certain annuity contracts use discounting methodologies utilizing statutory interest rates rather than full account values; (d) deferred federal income taxes are not provided for the difference between the financial reporting and income tax bases of assets and liabilities for statutory purposes, whereas, they are required for GAAP; (e) under a formula determined by the NAIC, the Company defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of bonds attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of federal income taxes and transfers to the IMR rather than reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold; (f) declines in the estimated realizable value of investments are provided for through the establishment of a formula determined statutory asset valuation reserve (carried as a liability) with changes charged directly to surplus, rather than through recognition in the statements of operations for declines in value, when such declines are judged to be other than temporary; (g) certain assets designated as "non-admitted assets" have been charged directly to surplus rather than being reported as assets; and (h) revenues for annuity deposits consist of premiums received rather than policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

Investments

Investments in bonds and short-term investments are stated at cost adjusted for amortization of premiums or accrual of discounts. The discounts or premiums on bonds are amortized using the scientific (interest) method, which results in a constant yield over the investmentsO expected lives. Other admitted assets are valued as required or permitted by the Insurance Department of the State of New York.

Realized capital gains and losses on investments are determined on the basis of specific identification and are recorded in the statements of operations net of related federal income taxes and amounts transferred to the interest maintenance reserve. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses, net of amounts attributed to changes in the general level of interest rates. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of one year or less when purchased to be cash equivalents.

Policy Reserves

The annuity policy reserves are established and maintained using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than the minimum valuation required by law or guaranteed policy cash values.

The accident and health policy reserves represent unearned premiums on accident and health policies and an estimate of unpaid claims. Policy and contract claims are determined using individual claim evaluations and statistical analyses. Policy and contract claims represent estimates of the ultimate net costs of all losses, reported and unreported, which remain unpaid at December 31 of each year. These estimates are necessarily subject to the impact of future changes in claim severity, frequency and other factors. In spite of the variability inherent in such situations, management believes that the unpaid claim amounts are adequate. The estimates are continuously reviewed and as adjustments to these amounts become necessary, such adjustments are reflected in current operations.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Recognition of Premium Revenue and Costs

Premiums are recognized as revenue over the premium-paying period and all costs related to the acquisition of new business are charged to operations as incurred.

Separate Account

Separate account assets and liabilities represent funds held for the exclusive benefit of variable annuity contractholders. Fees are received for administrative expenses and for assuming certain mortality, distribution and expense risks. The statement of operations includes the premiums, benefits and other items (including transfers to and from the separate account) arising from the operations of the separate account.

2. Fair Values of Financial Instruments

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

 Cash and cash equivalents: The carrying amounts of $3,451,475 and $284,858 at December 31, 1997 and 1996, respectively, for these instruments approximate their fair values.

 Bonds: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. The carrying amounts and fair values of the Company's bonds were $2,995,943 and $3,060,000 at December 31, 1997 and $8,416,743 and $8,517,444 at
 December 31, 1996, respectively.

 Separate   account  assets:  The  carrying  amount  of  $2,777,522   and
 $3,690,792 at December 31, 1997 and 1996, respectively, represents the fair value of these assets.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)




2. Fair Values of Financial Instruments (continued)

 Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are based on the cash surrender values of the underlying contracts. The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts, including separate account liabilities, was $2,847,403 and $2,771,755 at December 31, 1997 and $3,768,560 and $3,752,000 at December 31, 1996,
 respectively.


3. Investment Operations

At December 31, 1997 and 1996, the amortized cost and estimated fair values of the Company's portfolio of debt securities is as follows:

                                      Gross        Gross        Estimated
                       Amortized    Unrealized    Unrealized      Fair
                         Cost         Gains        Losses        Value

December 31, 1997
Bonds:
 United States
  Government and
  agencies               $2,995,943   $  64,057   $      -      $3,060,000
Short-term investments:
 Industrial and
  miscellaneous           2,498,556        -             -       2,498,556
                         $5,494,499   $  64,057   $      -      $5,558,556

December 31, 1996
Bonds:
 United States
  Government and
  agencies               $3,293,758   $  68,533    $  (9,291)   $3,353,000
  State, municipal
   and other government      99,270       2,730          -         102,000
  Public utilities        1,679,494      14,927       (7,640)    1,686,781
  Industrial and
   miscellaneous          3,344,221      45,872      (14,430)    3,375,663
                          8,416,743     132,062      (31,361)    8,517,444
Short-term investments:
 Industrial and
  miscellaneous             210,000        -              -        210,000
                            210,000        -              -        210,000
                         $8,626,743    $132,062     $(31,361)   $8,727,444

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)




3. Investment Operations (continued)

The amortized cost and estimated fair value of debt securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Estimated
                                     Amortized         Fair
                                       Cost           Value

Due in one year or less             $3,498,500     $3,498,556
Due after one year through
 five years                          1,995,999      2,060,000
                                    $5,494,499     $5,558,556

For the years ended December 31, 1997, 1996 and 1995, net realized investment gains as shown in the statement of operations includes gross gains on the sale of debt securities of $41,921, $4,652 and $4,514, respectively.

Major categories of net investment income are summarized as follows:

                                          Year ended December 31
                                         1997      1996      1995

Bonds                                  $502,118  $583,777  $561,809
Short-term investments                   76,180    14,582    15,440
Miscellaneous                                29      -         -
                                        578,327   598,359   577,249

Less investment expenses                 15,505     8,341     7,176
Net investment income                  $562,822  $590,018  $570,073

At December 31, 1997, affidavits of deposits covering bonds of $500,000 were on deposit with state agencies to meet regulatory requirements.


4. Federal Income Taxes

The Company filed a consolidated federal income tax return with American Republic through December 31, 1997. It is American Republic's policy to compute taxes allocated to the Company as if the Company filed a separate tax return.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)




4. Federal Income Taxes (continued)

The effective tax rate is different than the prevailing federal income tax rates of 35% in 1997, 1996 and 1995, principally due to the following:

                                        Year ended December 31
                                       1997      1996       1995

Federal income tax at statutory
 rate                                $61,757   $121,086   $154,497
Tax increase (decrease) from:
 Separate account loss                  -          -       (24,171)
 Market discount on bonds D net       (9,427)    (5,752)    (5,884)
 Deferred acquisition costs D
  tax basis                           (3,603)    (2,951)    (4,044)
 Realized gains                       14,672      1,628      1,580
 Other                                 2,929      4,361      8,442
Federal income taxes                 $66,328   $118,372   $130,420


5. Annuity Reserves

The Company's annuity policy reserves (including separate account liabilities) relate to liabilities established on a variety of the Company's products that are not subject to significant mortality and morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, and the related percentage of the total, are summarized as follows:

                                            December 31
                                   1997                     1996
                             Amount    Percentage      Amount    Percentage
Subject to discretionary
 withdrawal at book value
 less surrender charge     $2,758,820     97%        $3,673,369    98%
Not subject to
 discretionary withdrawal      88,583      3             95,191     2
Total annuity reserves and
 deposit fund liabilities  $2,847,403    100%        $3,768,560   100%

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)




6. Liability for Unpaid Claims

Activity in the liability for unpaid accident and health claims is summarized as follows:

                                       Year ended December 31
                                      1997      1996      1995

Balance at January 1                $45,600   $45,600   $100,000
Incurred related to:
 Current year                          -         -          -
 Prior years                         38,984      -       (10,874)
Total incurred                       38,984      -       (10,874)

Paid related to:
 Current year                          -         -          -
 Prior years                         25,560      -        43,526
Total paid                           25,560      -        43,526
Balance at December 31              $59,024   $45,600   $ 45,600


7. Separate Account

A reconciliation of the amounts transferred to and from the separate account is as follows:

                                       Year ended December 31
                                      1997       1996       1995
Transfers as reported in the
 summary of operations of the
 separate account statement:
  Transfers to separate account   $      -      $    22,638    $    81,085
  Transfers from separate
   account                         (1,354,731)   (1,918,111)    (3,410,160)
Net transfers from separate
 account                           (1,354,731)   (1,895,473)    (3,329,075)

Reconciling adjustments:
 General account annuity
  management fee income                  -             -            97,387
 Separate account
  miscellaneous income                 (1,477)         (440)           842
                                       (1,477)         (440)        98,229
Transfers as reported in the
 summary of operations of the
 life, accident and health annual
 statement                        $(1,356,208)  $(1,895,913)   $(3,230,846)
                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)




8. Related Party Transactions

Under a service agreement with American Republic, the Company reimburses American Republic for the cost of services which it provides to the Company. The cost of these services was $69,415, $52,586 and $49,933 for 1997, 1996 and 1995, respectively.


9. Lease Commitment

The Company has entered into an operating lease agreement for rental of space for the home office. Rent expense was $16,316 for 1997, $10,080 for 1996 and $10,050 in 1995.


10. Year 2000 (Unaudited)

Based on a study of its computer software and hardware, the Company has determined its exposure to the Year 2000 change of the century date issue. The Company has developed a plan to modify its information technology to be ready for the Year 2000. Efforts began in 1996 to modify its systems. This project is expected to be substantially completed early in 1999. While additional testing will be conducted on its systems through the Year 2000, the Company does not expect this project to have a significant effect on the Company's operations. To mitigate the effect of outside influences and other dependencies relative to the Year 2000, the Company is contacting significant customers, suppliers and other third parties. To the extent these third parties would be unable to transact business in the Year 2000 and thereafter, the Company's operations could be adversely affected.